UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

VALUE EQUITY FUNDS	Annual Report August 31, 2006

Long-term capital appreciation potential through portfolios of quality businesses that are believed to be undervalued.

Goldman Sachs Value Equity Funds

■	GOLDMAN SACHS LARGE CAP VALUE FUND

■	GOLDMAN SACHS GROWTH AND INCOME FUND

■	GOLDMAN SACHS MID CAP VALUE FUND

■	GOLDMAN SACHS SMALL CAP VALUE FUND

The Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Growth and Income Fund invests primarily in large-capitalization U.S. equity investments and also invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.
The Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.
The Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS VALUE EQUITY FUNDS
What Differentiates Goldman Sachs’ Value Equity Investment Process?
Goldman Sachs’ Value Equity Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.
At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach includes:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers
We seek to invest in companies:

■	When market uncertainty exists

■	When their economic value is not recognized by the market
We buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings or cashflow, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow
Value portfolios that offer:

■	Capital appreciation potential as each company’s true value is recognized in the marketplace

■	Investment style consistency

PORTFOLIO RESULTS
Large Cap Value Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Large Cap Value Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 11.67%, 10.78%, 10.85%, 12.12% and 11.56%, respectively. These returns compare to the 13.96% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

Over the past year, the U.S. equity markets posted positive returns despite periods of sharp weakness. Returns in the first quarter of 2006 were fueled by exuberant investor sentiment as risky asset classes, such as small-cap and emerging market stocks, soared. These gains were later cut in the second quarter as interest rate concerns pressured the markets. While the economic indicators continue to show a healthy trend, concerns have mounted regarding a slowdown in the housing market. Merger and acquisition activity continued at a strong pace, positively impacting stock prices in several industries.

During the period, the Fund trailed the gains of the Russell 1000 Value Index. Unfavorable stock selection in the Technology, Insurance, and REIT sectors, as well as stock-specific events in other areas, detracted the most from the Fund’s performance. In Technology, Microsoft Corp. was the largest detractor from Fund performance during the 12-month period. We eliminated the Fund’s position in Microsoft once our original investment thesis was invalidated. This occurred when the company announced that it would dramatically increase spending in many areas, including its online properties. Seagate Technology, a hard disk drive manufacturer and recent addition to the Fund, also detracted from results. The stock was under pressure due to weak investor sentiment. However, we remain positive on the long term fundamentals of the company and continue to view it as an excellent opportunity.

Weakness in the Fund was also caused by stock-specific events in several large holdings in other sectors. Stocks that experienced weakness included Healthcare holding Amgen, Inc. and several key Energy companies. We believe Amgen’s recent stock price weakness is temporary and we continue to hold this company in the Fund. In Energy, a decline in natural gas prices triggered a pullback in many of the Fund’s holdings, including EOG Resources, Inc., ConocoPhillips and several key oil services holdings. Longer term, we believe the supply/demand trends should sustain higher pricing in the sector and we remain constructive on these holdings given their solid natural gas reserve trends, low cost structures, and disciplined managements.

PORTFOLIO RESULTS

Conversely, the Fund was aided by stock selection in Consumer Cyclicals, Financial, and Services. In Consumer Cyclicals, J.C. Penney Co., Inc. was the largest contributor during the 12-month period (see below for details). In Financials, merger and acquisition activity lifted the prices of several Fund holdings. For example, Golden West Financial and PNC Financial were among the top contributors to performance. We sold the Fund’s position in Golden West, locking in profits, after the company announced its sale to Wachovia. We also eliminated PNC Financial during the period to capture profits. In Services, the portfolio benefited from Comcast Corp., a nationwide cable operator and recent addition to the Fund (see below for details).
  Portfolio Composition

During the reporting period, we increased the Fund’s exposure to the Consumer Staples sector by initiating a position in McDonald’s Corp. We believe the company should benefit from management’s renewed focus on expense management, improved returns, and significant share repurchases. We believe the stock is attractive at current valuation levels for a company that generates substantial free cash flow.

Within Services, we eliminated the Fund’s position in Walt Disney Co. as our investment thesis was realized. The stock has been a strong performer as theme park margins and network profitability have improved. We used the proceeds to build a position in Comcast.

We initiated a position in Verizon Communications, Inc. and Motorola, Inc. earlier this year. We believe Verizon should benefit from improving pricing conditions within the industry due, in part, to telecom consolidation. Currently, Verizon is priced at a discount to peers on many industry measurements. We believe Motorola has a strong management team and is well positioned to increase margins.
  Portfolio Highlights

The following stocks represent a sampling of holdings that impacted performance over the last 12 months.

■	J.C. Penney Co., Inc. — J.C. Penney continues to experience increased margins, revenue growth and same-store sales. In addition, the company recently raised its dividend and increased its share buyback plan. We continue to believe in the long-term prospects of this stock.

PORTFOLIO RESULTS

■	Comcast Corp. — Comcast enhanced results during the reporting period. We believe the company is benefiting from rising free cash flow generation and the rollout of telephony services. Management’s plans to bundle data, voice and video services, in our view, should lead to better subscriber growth, improved retention rates, and improved margins.

■	EOG Resources, Inc. — EOG Resources detracted from performance over the period. However, we believe the stock is attractively valued and could be poised to benefit from a combination of cost and technological competitive advantages.
  Outlook

As the market continues to sort through macro factors in the short term, we believe companies should continue to experience varying degrees of success as they strive to navigate inflationary pressures. With corporate balance sheets remaining flush with cash and ever-larger private equity funds being raised, merger and acquisition activity should remain strong as buyers compete for attractive assets. With these trends persisting, we believe our quality oriented investment approach, driven by fundamental research and disciplined valuation, positions us well going forward.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, September 22, 2006

FUND BASICS
Large Cap Value Fund
as of August 31, 2006
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2005–August 31, 2006	(based on NAV)[1]	Value Index[2]

Class A	11.67%	13.96%
Class B	10.78	13.96
Class C	10.85	13.96
Institutional	12.12	13.96
Service	11.56	13.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Since Inception	Inception Date

Class A	4.26%	5.75%	5.45%	12/15/99
Class B	4.12	5.80	5.55	12/15/99
Class C	8.49	6.16	5.55	12/15/99
Institutional	10.81	7.37	6.76	12/15/99
Service	10.23	6.91	6.31	12/15/99

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[4]

Holding	% of Net Assets	Line of Business

Bank of America Corp.	4.7%	Large Banks
J.P. Morgan Chase & Co.	4.6	Large Banks
Exxon Mobil Corp.	4.0	Energy Resources
Pfizer, Inc.	3.6	Drugs
Entergy Corp.	3.3	Electrical Utilities
EOG Resources, Inc.	3.2	Oil Refining
Baxter International, Inc.	3.1	Medical Products
ConocoPhillips	3.1	Energy Resources
The Williams Companies, Inc.	2.9	Diversified Energy
McDonald’s Corp.	2.7	Restaurants

[4]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and/or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Growth and Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Growth and Income Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 13.14%, 12.36%, 12.33%, 13.62% and 13.06%, respectively. These returns compare to the 13.96% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

Over the past year, the U.S. equity markets posted positive returns despite periods of sharp weakness. Returns in the first quarter of 2006 were fueled by exuberant investor sentiment as risky asset classes, such as small-cap and emerging market stocks, soared. These gains were later cut in the second quarter as interest rate concerns pressured the markets. While the economic indicators continue to show a healthy trend, concerns have mounted regarding a slowdown in the housing market. Merger and acquisition activity continued at a strong pace, positively impacting stock prices in several industries.

During the period, the Fund trailed the gains of the Russell 1000 Value Index. Unfavorable stock selection in the Technology, Energy, and Basic Material sectors detracted the most from the Fund’s performance. In Technology, Microsoft Corp. was the largest detractor from Fund performance during the 12-month period. We eliminated the Fund’s position in Microsoft once our original investment thesis was invalidated. This occurred when the company announced that it would dramatically increase spending in many areas, including its online properties. Weak investor sentiment pressured Activision, Inc. during the period. However, we remain positive on the company’s long term fundamentals. We believe the stock offers an excellent opportunity in the Technology field due to company level improvements and shareholder friendly actions.

Weakness in the Fund was also caused by stock specific events in several large holdings in other sectors. Stocks that experienced weakness include Health Care holding Amgen, Inc. and several key Energy holdings. We believe Amgen’s recent stock price weakness is temporary and we continue to hold this name in the Fund. In Energy, a decline in natural gas prices triggered a pullback in many of the Fund’s holdings, including EOG Resources, Inc., ConocoPhillips and several key oil services holdings. Longer term, we believe the supply/demand trends should sustain higher pricing in the sector and we remain constructive on these holdings given their solid natural gas reserve trends, low cost structures, and disciplined managements.

PORTFOLIO RESULTS

Conversely, the Fund was aided by stock selection in Consumer Cyclicals, Financials and Services. In Consumer Cyclicals, J.C. Penney Co., Inc. was one of the largest contributors during the 12-month period. While our outlook for the company remains positive, we trimmed the Fund’s position (see below for details). In Financials, merger and acquisition activity lifted the prices of several Fund holdings. For example, Golden West Financial and PNC Financial were among the top contributors to performance. We sold the Fund’s position in Golden West, locking in profits, after the company announced its sale to Wachovia. We also eliminated PNC Financial during the period to capture profits. In Services, the portfolio benefited from Comcast Corp., a nationwide cable operator and recent addition to the Fund (see below for details).
  Portfolio Composition

During the reporting period, we increased the Fund’s exposure to the Consumer Staples sector by initiating a position in McDonald’s Corp. We believe the company should benefit from management’s renewed focus on expense management, improved returns, and significant share repurchases. We believe the stock is attractive at current valuation levels for a company that generates substantial free cash flow.

Within Services, we eliminated the Fund’s position in Walt Disney Co. as our investment thesis was realized. The stock has been a strong performer as theme park margins and network profitability have improved. We used the proceeds to build a position in Comcast.

We initiated a position in Verizon Communications, Inc. and Motorola, Inc. earlier this year. We believe Verizon should benefit from improving pricing conditions within the industry due, in part, to telecom consolidation. Currently, Verizon is priced at a discount to peers on many industry measurements. We believe Motorola has a strong management team and is well positioned to increase margins.
  Portfolio Highlights

The following stocks represent a sampling of holdings that impacted performance over the last 12 months.

■	J.C. Penney Co., Inc. — J.C. Penney continues to experience increased margins, revenue growth and same-store sales. In addition, the company recently raised its dividend and increased its share buyback plan. We continue to believe in the long-term prospects of this stock.

PORTFOLIO RESULTS

■	Comcast Corp. — Comcast enhanced results during the reporting period. We believe the company is benefiting from rising free cash flow generation and the rollout of telephony services. Management’s plans to bundle data, voice and video services, in our view, should lead to better subscriber growth, improved retention rates, and improved margins.

■	EOG Resources, Inc. — EOG Resources detracted from performance over the period. However, we believe the stock is attractively valued and could be poised to benefit from a combination of cost and technological competitive advantages.
  Outlook

As the market continues to sort through macro factors in the short term, we believe companies should continue to experience varying degrees of success as they strive to navigate inflationary pressures. With corporate balance sheets remaining flush with cash and ever-larger private equity funds being raised, merger and acquisition activity should remain strong as buyers compete for attractive assets. With these trends persisting, we believe our quality oriented investment approach, driven by fundamental research and disciplined valuation, positions us well going forward.

We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Value Investment Team
New York, September 22, 2006

FUND BASICS
Growth and Income Fund
as of August 31, 2006
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2005–August 31, 2006	(based on NAV)[1]	Value Index[2]

Class A	13.14%	13.96%
Class B	12.36	13.96
Class C	12.33	13.96
Institutional	13.62	13.96
Service	13.06	13.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	3.29%	5.27%	5.48%	7.95%		2/5/93
Class B	3.51	5.35	5.31	5.25		5/1/96
Class C	7.50	5.67	n/a	1.33		8/15/97
Institutional	9.69	6.89	6.53	6.31		6/3/96
Service	9.17	6.37	6.00	8.34	[4]	2/5/93

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4]	Performance data for Service Shares prior to March 6, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Growth and Income Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Services Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[4]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	5.2%	Energy Resources
Bank of America Corp.	4.8	Large Banks
Pfizer, Inc.	4.4	Drugs
J.P. Morgan Chase & Co.	4.4	Large Banks
Verizon Communications, Inc.	3.6	Telephone
Entergy Corp.	3.2	Electrical Utilities
ConocoPhillips	2.9	Energy Resources
Washington Mutual, Inc.	2.8	Specialty Financials
Citigroup, Inc.	2.7	Large Banks
McDonald’s Corp.	2.6	Restaurants

[4]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and/or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Mid Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Mid Cap Value Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 7.14%, 6.34%, 6.35%, 7.58% and 7.05%, respectively. These returns compare to the 12.36% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period.

Over the past year, the U.S. equity markets posted positive returns despite periods of sharp weakness. Returns in the first quarter of 2006 were fueled by exuberant investor sentiment as risky asset classes, such as small-cap and emerging market stocks, soared. These gains were later cut in the second quarter as interest rate concerns pressured the markets. While the economic indicators continue to show a healthy trend, concerns have mounted regarding a slowdown in the housing market. Merger and acquisition activity continued at a strong pace, positively impacting stock prices in several industries.

During the period, the Fund trailed the gains of the Russell Midcap Value Index. Results were primarily impacted by a mix of adverse stock selection and investor sentiment. Despite this weakness over the period, we continue to believe that our steadfast focus on quality companies should yield strong results over time.

In the Consumer Cyclicals sector, both Mohawk Industries, Inc. and Lennar Corp. experienced a challenging period. At Mohawk, high commodity prices pressured the company’s operating margins and price increases were slow to gain momentum, despite the company’s strong competitive position. We eventually sold our investment in the company because the conviction in our original investment thesis had diminished. Please see below for details on Lennar Corp.

In Technology, weak investor sentiment pressured shares of Seagate Technology, but we remain positive on the long-term fundamentals for the company. We believe Seagate offers excellent opportunities in the Technology field due to attractive valuations, improving profitability and shareholder-oriented actions. We increased our exposure to the stock as we viewed its recent weakness as a buying opportunity.

Conversely, the Fund was aided by its holdings in Financials, Services, and Consumer Staples. In Financials, investment bank/brokerage firm The Bear Stearns Companies, Inc. and regional bank Zions Bancorp. bolstered results. We believe both companies have executed well from an operating standpoint and benefited as the Federal Reserve Board stopped increasing interest rates. In Services, the Fund was aided by the strong performance of Lamar Advertising Co., an outdoor advertising company. In an industry

PORTFOLIO RESULTS

where new technologies are challenging existing business models, Lamar has benefited from innovation, as digital billboards have improved margins and revenues. Additionally, top holding J.C. Penney Co., Inc. continued to perform strongly due to continued margin gains driven by improved merchandising and better management practices.
  Portfolio Composition

In Energy, we eliminated the Fund’s position in Western Gas Resources as the stock reached our target price following news that the company was acquired by Anadarko Petroleum. This transaction not only highlighted the value of well-positioned natural gas producers, we believe it also bolstered the case for higher equity valuations for well-managed companies with attractive assets and properties. In REITs, we initiated a position in Equity Office Properties Trust. In our view, the company is attractively valued given its diversified portfolio of office properties, cost efficiencies and scale, and free cash flow yield. Furthermore, the company has divested assets, using the proceeds to buy back stock.
  Portfolio Highlights

The following stocks represent a sampling of holdings that impacted performance over the last 12 months.

■	Activision, Inc. — Weak investor sentiment and uneven demand pressured shares of Activision. We believe this maker of video games is an excellent opportunity in the Technology field due to its attractive valuation, improving profitability, and shareholder-oriented actions.

■	Lennar Corp. — Lennar Corp, a homebuilder, saw its shares decline in recent months due to investor fears regarding the housing cycle. We believe this well-managed, financially strong company is better positioned today than it was in past housing downturns. That is because it diversified into new geographic markets, enjoys economies of scale, and employs better management practices. At current valuation levels, we believe that an excessively negative outlook is already reflected in the share price.

■	Allegheny Technologies — Strong fundamentals in the commercial aerospace market resulted in strong pricing power for this supplier of specialty metal. We sold the company on price strength to lock in profits.

PORTFOLIO RESULTS
  Outlook

As the market continues to sort through macro factors in the short term, we believe companies should continue to experience varying degrees of success as they strive to navigate inflationary pressures. With corporate balance sheets remaining flush with cash and ever-larger private equity funds being raised, merger and acquisition activity should remain strong as buyers compete for attractive assets. With these trends persisting, we believe our quality oriented investment approach, driven by fundamental research and disciplined valuation, positions us well going forward.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, September 22, 2006

FUND BASICS
Mid Cap Value Fund
as of August 31, 2006
PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2005–August 31, 2006	(based on NAV)[1]	Value Index[2]

Class A	7.14%	12.36%
Class B	6.34	12.36
Class C	6.35	12.36
Institutional	7.58	12.36
Service	7.05	12.36

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	4.77%	11.81%	n/a	10.20%	8/15/97
Class B	4.68	11.94	n/a	10.10	8/15/97
Class C	8.96	12.24	n/a	10.10	8/15/97
Institutional	11.32	13.54	15.13	14.54	8/1/95
Service	10.74	13.01	n/a	11.06	7/18/97

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[4]

Holding	% of Net Assets	Line of Business

Range Resources Corp.	3.1%	Energy Resources
Entergy Corp.	2.8	Electrical Utilities
AMBAC Financial Group, Inc.	2.5	Property Insurance
J.C. Penney Co., Inc.	2.3	Retail Apparel
PG&E Corp.	2.2	Electrical Utilities
PPL Corp.	2.1	Electrical Utilities
Edison International	2.1	Electrical Utilities
EOG Resources, Inc.	2.0	Oil Refining
Ultra Petroleum Corp.	2.0	Energy Resources
Equity Office Properties Trust	1.9	REITs

[4]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and/or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Small Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Small Cap Value Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.01%, 9.21%, 9.19%, 10.45% and 9.88%, respectively. These returns compare to the 12.72% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), over the same time period.

Over the past year, the U.S. equity markets posted positive returns despite periods of sharp weakness. Returns in the first quarter of 2006 were fueled by exuberant investor sentiment as risky asset classes, such as small-cap and emerging market stocks, soared. These gains were later cut in the second quarter as interest rate concerns pressured the markets. While the economic indicators continue to show a healthy trend, concerns have mounted regarding a slowdown in the housing market. Merger and acquisition activity continued at a strong pace, positively impacting stock prices in several industries.

The Fund trailed the positive returns of the Russell 2000 Value Index during the reporting period. While the Fund produced strong results in the first quarter of 2006, it was unable to outpace the robust gains generated by lower quality, more speculative small-cap companies during the reporting period as a whole. As the market slid from peak levels in the second quarter, the Fund was successful at preserving capital. Adverse stock selection also detracted from results as several key holdings experienced weakness.

In Industrials, Wabash National Corp. experienced a challenging period. The trailer truck maker’s operating results were lower than anticipated due to margin pressures resulting from an increase in manufacturing capital investment. However, we believe these increased short-term expenditures should yield substantial long-term productivity enhancements. Another top holding, Accredited Home Lenders Holding Co., experienced weakness after the company reported signs of slowing loan origination activity. We continue to hold the stock, as we believe it offers a favorable risk/reward at current valuation levels. In Technology, shares of MTC Technologies, Inc., a provider of IT services, declined after the company lowered its outlook.

In Consumer Cyclicals, performance was aided by the Fund’s holdings in Select Comfort Corp. and Aztar Corp. Select Comfort was one of the Fund’s best overall performers, prompting us to capture profits. This bed systems manufacturer posted several quarters of exceptional operating results backed by a substantial share repurchase program. Aztar Corp., a casino operator, was also up sharply after it agreed to favorable acquisition terms. Potential suitors offered competing bids due to the company’s highly desirable land on the Las Vegas strip. Favorable acquisition activity also bolstered the Fund’s results in the Industrial sector as Hughes Supply sold itself to Home Depot.

PORTFOLIO RESULTS
  Portfolio Composition

In Technology, we sold the Fund’s positions in Lionbridge Technologies and Viisage. Lionbridge, a provider of testing services that enable clients to develop, manage, and maintain their technology applications, was eliminated due to concerns about the viability of projected cost savings from a recent acquisition. Viisage, a personal and business security software developer, was also eliminated as its valuation became less compelling and due to issues regarding its profitability trends. In Industrials, we sold the Fund’s position in Hughes Supply after the buyout offer from Home Depot pushed the stock higher.

New positions in the Fund include Emulex Corp. and Anixter International, Inc. Emulex is a developer of storage switches and software products that enhance access to electronic data and applications. We believe this quality company has attractive margins and should offer an opportunity to return cash to shareholders. Anixter International is a global distributor of specialty wire equipment used to connect computers and various data networking equipment. We believe this attractively valued company is also well managed.
  Portfolio Highlights

The following stocks represent a sampling of holdings that impacted performance over the last 12 months.

■	Gymboree Corp. — Gymboree, a children’s clothing retailer, rallied sharply during the period. The company reported good results due to a turnaround in boy’s apparel, which resulted in market share gains they had ceded in the past.

■	Oregon Steel Mills, Inc. — Shares of Oregon Steel Mills, a producer of specialty and commodity steel products, posted a strong double-digit advance during the period. These results were fueled by robust financial performance and favorable conditions in the steel market. New investments by the company intended to bolster its asset and product base also aided its stock.

■	MTC Technologies — The Fund’s performance was hurt by this provider of systems engineering and other services to the U.S. defense and intelligence establishments. The stock slumped badly during the period after the company reduced its outlook for the year.

PORTFOLIO RESULTS
  Outlook

As the market continues to sort through macro factors in the short term, we believe companies should continue to experience varying degrees of success as they strive to navigate inflationary pressures. With corporate balance sheets remaining flush with cash and ever-larger private equity funds being raised, we believe merger and acquisition activity should remain strong as buyers compete for attractive assets. With these trends persisting, we believe our quality oriented investment approach, driven by fundamental research and disciplined valuation, positions us well going forward.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, September 22, 2006

FUND BASICS
Small Cap Value Fund
as of August 31, 2006
PERFORMANCE REVIEW

September 1, 2005–August 31, 2006	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]

Class A	10.01%	12.72%
Class B	9.21	12.72
Class C	9.19	12.72
Institutional	10.45	12.72
Service	9.88	12.72

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	5.81%	11.13%	10.42%		11.92%		10/22/92
Class B	5.71	11.24	10.21		10.70		5/1/96
Class C	10.03	11.50	n/a		9.54		8/15/97
Institutional	12.45	12.85	n/a		10.82		8/15/97
Service	11.88	12.28	10.95	[4]	12.31	[4]	10/22/92

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of the Class A Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Small Cap Value Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[5]

Holding	% of Net Assets	Line of Business

El Paso Electric Co.	1.4%	Electrical Utilities
PFF Bancorp, Inc.	1.4	Regionals
Wabash National Corp.	1.3	Parts & Equipment
Anixter International, Inc.	1.2	Telecom Equipment
Accredited Home Lenders Holding Co.	1.2	Specialty Financials
Range Resources Corp.	1.1	Energy Resources
Insight Enterprises, Inc.	1.1	Information Services
Oregon Steel Mills, Inc.	1.0	Parts & Equipment
Parkway Properties, Inc.	1.0	REITs
Aaron Rents, Inc.	1.0	Retail Apparel

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and/or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS LARGE CAP VALUE FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on December 15, 1999 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares may vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Large Cap Value Fund’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested December 15, 1999 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Five Years	One Year
Class A (commenced December 15, 1999)
Excluding sales charges	6.85%	8.74%	11.67%
Including sales charges	5.96%	7.52%	5.53%

Class B (commenced December 15, 1999)
Excluding contingent deferred sales charges	6.02%	7.90%	10.78%
Including contingent deferred sales charges	6.02%	7.58%	5.39%

Class C (commenced December 15, 1999)
Excluding contingent deferred sales charges	6.03%	7.92%	10.85%
Including contingent deferred sales charges	6.03%	7.92%	9.77%

Institutional Class (commenced December 15, 1999)	7.24%	9.17%	12.12%

Service Class (commenced December 15, 1999)	6.80%	8.68%	11.56%

GOLDMAN SACHS LARGE CAP VALUE FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 97.2%

Biotechnology – 1.9%
372,578	Amgen, Inc.*	$25,309,224

Brokers – 3.2%
357,745	Lehman Brothers Holdings, Inc.	22,827,708
246,692	Merrill Lynch & Co., Inc.	18,139,263

		40,966,971

Computer Hardware – 2.9%
921,979	Cisco Systems, Inc.*	20,274,318
762,828	Seagate Technology*	16,972,923

		37,247,241

Computer Software – 1.3%
1,280,566	Activision, Inc.*	16,519,301

Defense/Aerospace – 1.8%
219,675	General Dynamics Corp.	14,839,046
117,954	The Boeing Co.	8,834,755

		23,673,801

Diversified Energy – 2.9%
1,520,889	The Williams Companies, Inc.	37,459,496

Drugs – 3.6%
1,710,427	Pfizer, Inc.	47,139,368

Electrical Utilities – 5.9%
544,008	Entergy Corp.	42,242,221
419,160	Exelon Corp.	25,560,377
152,087	FirstEnergy Corp.	8,678,084

		76,480,682

Energy Resources – 7.0%
628,913	ConocoPhillips	39,891,952
763,735	Exxon Mobil Corp.	51,681,947

		91,573,899

Financial Technology – 1.5%
458,823	First Data Corp.	19,715,624

Health Insurance – 0.9%
143,661	WellPoint, Inc.*	11,120,798

Home Products – 1.6%
755,986	Newell Rubbermaid, Inc.	20,404,062

Hotel & Leisure – 1.7%
354,672	Harrah’s Entertainment, Inc.	22,117,346

Large Banks – 13.8%
1,180,840	Bank of America Corp.	60,777,835
664,368	Citigroup, Inc.	32,786,561
1,312,890	J.P. Morgan Chase & Co.	59,946,557
742,382	Wells Fargo & Co.	25,797,775

		179,308,728

Media – 4.7%
897,561	Comcast Corp.*	31,414,635
1,757,512	Time Warner, Inc.	29,209,849

		60,624,484

Medical Products – 3.9%
911,721	Baxter International, Inc.	40,462,178
217,928	Medtronic, Inc.	10,220,823

		50,683,001

Mining – 0.7%
180,236	Nucor Corp.	8,808,133

Motor Vehicle – 1.3%
291,926	Autoliv, Inc.	16,499,658

Oil Refining – 3.2%
647,519	EOG Resources, Inc.	41,972,182

Oil Services – 3.3%
321,272	Baker Hughes, Inc.	22,868,141
590,273	BJ Services Co.	20,252,267

		43,120,408

Paper & Packaging – 2.2%
557,975	International Paper Co.	19,400,791
412,000	Packaging Corp. of America	9,533,680

		28,934,471

Parts & Equipment – 2.4%
498,715	United Technologies Corp.	31,274,418

Property Insurance – 5.0%
439,719	American International Group, Inc.	28,062,867
136,394	Everest Re Group Ltd.	12,818,308
140,531	PartnerRe Ltd.	9,036,143
232,605	XL Capital Ltd.	15,268,192

		65,185,510

Regional Banks – 1.2%
199,492	KeyCorp	7,339,311
239,254	Regions Financial Corp.	8,610,751

		15,950,062

REITs – 1.6%
227,235	Apartment Investment & Management Co.	11,643,521
248,852	Equity Office Properties Trust	9,229,921

		20,873,442

Restaurants – 2.6%
959,517	McDonald’s Corp.	34,446,660

Retail Apparel – 2.2%
451,515	J.C. Penney Co., Inc.	28,463,506

Specialty Financials – 4.5%
392,922	Countrywide Financial Corp.	13,280,763
147,426	Franklin Resources, Inc.	14,508,193
739,375	Washington Mutual, Inc.	30,972,419

		58,761,375

Telecom Equipment – 2.6%
1,452,388	Motorola, Inc.	33,956,831

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Telephone – 2.6%
960,721	Verizon Communications, Inc.	$33,798,165

Tobacco – 2.4%
366,277	Altria Group, Inc.	30,595,118

Transports – 0.8%
123,636	Union Pacific Corp.	9,934,153

TOTAL COMMON STOCKS
(Cost $1,130,275,874)		$1,262,918,118

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 4.6%

Joint Repurchase Agreement Account II
$59,400,000	5.28%	09/01/2006	$59,400,000
Maturity Value: $59,408,714
(Cost $59,400,000)

TOTAL INVESTMENTS – 101.8%
(Cost $1,189,675,874)			$1,322,318,118

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%			(23,484,500)

NET ASSETS – 100.0%			$1,298,833,618

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 37.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on September 1, 1996 in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Growth and Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Growth and Income Fund’s 10 Year Performance
Performance of a $10,000 Investment, Distributions Reinvested September 1, 1996 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced February 5, 1993)
Excluding sales charges	8.72%	6.67%	9.02%	13.14%
Including sales charges	8.27%	6.07%	7.80%	6.90%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	5.68%	5.90%	8.22%	12.36%
Including contingent deferred sales charges	5.68%	5.90%	7.92%	7.32%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	1.88%	n/a	8.21%	12.33%
Including contingent deferred sales charges	1.88%	n/a	8.21%	11.32%

Institutional Class (commenced June 3, 1996)	6.76%	7.13%	9.46%	13.62%

Service Class (commenced March 6, 1996)	6.36%	6.59%	8.92%	13.06%

GOLDMAN SACHS GROWTH AND INCOME FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 97.6%

Biotechnology – 0.4%
72,999	Amgen, Inc.*	$4,958,822

Brokers – 3.1%
306,978	Lehman Brothers Holdings, Inc.	19,588,266
72,595	Merrill Lynch & Co., Inc.	5,337,910
182,920	Morgan Stanley	12,034,307

		36,960,483

Computer Hardware – 2.7%
1,119,992	Cisco Systems, Inc.*	24,628,624
179,853	Hewlett-Packard Co.	6,575,426

		31,204,050

Computer Software – 0.9%
774,548	Activision, Inc.*	9,991,669

Defense/Aerospace – 1.3%
198,365	General Dynamics Corp.	13,399,556
33,235	The Boeing Co.	2,489,301

		15,888,857

Diversified Energy – 1.9%
891,546	The Williams Companies, Inc.	21,958,778

Drugs – 4.4%
1,880,163	Pfizer, Inc.	51,817,292

Electrical Utilities – 7.4%
70,578	Edison International	3,080,024
484,559	Entergy Corp.	37,626,006
365,475	Exelon Corp.	22,286,666
133,437	FirstEnergy Corp.	7,613,915
70,060	FPL Group, Inc.	3,114,167
367,631	PPL Corp.	12,856,056

		86,576,834

Energy Resources – 8.1%
536,248	ConocoPhillips	34,014,211
894,742	Exxon Mobil Corp.	60,547,191

		94,561,402

Energy-Master Limited Partnership – 4.3%
277,020	Energy Transfer Partners LP	13,205,543
638,360	Enterprise Products Partners LP	17,088,897
319,337	Magellan Midstream Partners LP	11,767,569
228,781	Williams Partners LP	8,197,223

		50,259,232

Environmental & Other Services – 1.1%
381,597	Waste Management, Inc.	13,081,145

Financial Technology – 0.8%
209,283	First Data Corp.	8,992,891

Food & Beverage – 1.0%
471,985	Unilever NV	11,252,122

Home Products – 2.0%
680,534	Newell Rubbermaid, Inc.	18,367,613
77,300	The Clorox Co.	4,623,313

		22,990,926

Large Banks – 14.5%
1,094,172	Bank of America Corp.	56,317,033
647,391	Citigroup, Inc.	31,948,746
1,131,705	J.P. Morgan Chase & Co.	51,673,650
862,267	Wells Fargo & Co.	29,963,778

		169,903,207

Media – 2.2%
400,171	Comcast Corp.*	14,005,985
734,290	Time Warner, Inc.	12,203,900

		26,209,885

Medical Products – 2.4%
428,483	Baxter International, Inc.	19,016,076
192,200	Medtronic, Inc.	9,014,180

		28,030,256

Mining – 0.4%
106,577	Nucor Corp.	5,208,418

Motor Vehicle – 0.7%
144,654	Autoliv, Inc.	8,175,844

Oil Refining – 1.0%
189,962	EOG Resources, Inc.	12,313,337

Oil Services – 1.2%
108,414	Baker Hughes, Inc.	7,716,909
185,566	BJ Services Co.	6,366,769

		14,083,678

Paper & Packaging – 3.4%
494,150	International Paper Co.	17,181,595
702,726	Packaging Corp. of America	16,261,080
172,035	Plum Creek Timber Co., Inc.	5,991,979

		39,434,654

Parts & Equipment – 1.9%
350,933	United Technologies Corp.	22,007,008

Property Insurance – 4.0%
158,631	American International Group, Inc.	10,123,830
198,270	PartnerRe Ltd.	12,748,761
230,034	The Allstate Corp.	13,328,170
157,271	XL Capital Ltd.	10,323,269

		46,524,030

Regionals – 2.2%
499,595	KeyCorp	18,380,100
220,438	Regions Financial Corp.	7,933,564

		26,313,664

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value
Common Stocks – (continued)

REITs – 4.1%
207,380	Apartment Investment & Management Co.	$10,626,151
461,288	CapitalSource, Inc.(a)	11,209,298
169,615	Developers Diversified Realty Corp.	9,176,172
423,295	iStar Financial, Inc.(a)	17,744,526

		48,756,147

Restaurants – 2.6%
844,904	McDonald’s Corp.	30,332,054

Retail Apparel – 2.2%
408,367	J.C. Penney Co., Inc.(a)	25,743,456

Specialty Financials – 6.9%
258,176	AllianceBernstein Holding LP	17,220,339
302,484	American Capital Strategies Ltd.(a)	11,715,205
468,072	Apollo Investment Corp.	9,347,398
319,055	Countrywide Financial Corp.	10,784,059
775,890	Washington Mutual, Inc.	32,502,032

		81,569,033

Telecom Equipment – 1.5%
745,634	Motorola, Inc.	17,432,923

Telephone – 3.5%
1,186,316	Verizon Communications, Inc.	41,734,597

Tobacco – 2.3%
317,698	Altria Group, Inc.(a)	26,537,314

Transports – 1.2%
113,655	Union Pacific Corp.	9,132,179
73,277	United Parcel Service, Inc. Class B	5,133,054

		14,265,233

TOTAL COMMON STOCKS
(Cost $991,906,962)		$1,145,069,241

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.2%

Joint Repurchase Agreement Account II
$25,400,000	5.28%	09/01/2006	$25,400,000
Maturity Value: $25,403,726
(Cost $25,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,017,306,962)			$1,170,469,241

Shares	Description	Value
Securities Lending Collateral – 4.4%

51,167,925	Boston Global Investment Trust – Enhanced Portfolio	$51,167,925
(Cost $51,167,925)

TOTAL INVESTMENTS – 104.2%
(Cost $1,068,474,887)		$1,221,637,166

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.2)%		(48,557,968)

NET ASSETS – 100.0%		$1,173,079,198

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 37.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on September 1, 1996 in Institutional Shares (at NAV) of the Goldman Sachs Mid Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Mid Cap Value Fund’s 10 Year Performance
Performance of a $10,000 Investment, Distributions Reinvested September 1, 1996 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced August 15, 1997)
Excluding sales charges	10.78%	n/a	13.29%	7.14%
Including sales charges	10.08%	n/a	12.01%	1.24%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	9.98%	n/a	12.45%	6.34%
Including contingent deferred sales charges	9.98%	n/a	12.14%	1.02%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	9.98%	n/a	12.44%	6.35%
Including contingent deferred sales charges	9.98%	n/a	12.44%	5.28%

Institutional Class (commenced August 1, 1995)	14.38%	15.23%	13.74%	7.58%

Service Class (commenced July 18, 1997)	10.93%	n/a	13.21%	7.05%

GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 96.7%

Biotechnology – 0.9%
1,960,244	MedImmune, Inc.*	$54,181,144

Brokers – 1.7%
675,388	E*Trade Financial Corp.*	15,932,403
669,538	The Bear Stearns Companies, Inc.(a)	87,274,278

		103,206,681

Computer Hardware – 4.9%
1,545,445	Amphenol Corp.	88,816,724
1,275,772	Arrow Electronics, Inc.*	35,594,039
1,370,553	Avnet, Inc.*	26,808,017
3,136,723	Seagate Technology*(a)	69,792,087
1,142,558	Tessera Technologies, Inc.*	37,590,158
980,724	Zebra Technologies Corp.*(a)	33,187,700

		291,788,725

Computer Software – 1.7%
7,636,951	Activision, Inc.*	98,516,668

Construction – 1.3%
1,728,862	Lennar Corp.	77,522,172

Defense/Aerospace – 1.8%
681,099	Alliant Techsystems, Inc.*	52,097,263
1,083,443	Rockwell Collins, Inc.	56,804,916

		108,902,179

Diversified Energy – 1.8%
4,479,246	The Williams Companies, Inc.	110,323,829

Drugs – 2.8%
2,158,099	Charles River Laboratories International, Inc.*	87,705,143
2,835,254	IMS Health, Inc.	77,374,082

		165,079,225

Electrical Utilities – 12.7%
1,182,663	CMS Energy Corp.*	17,314,186
2,822,366	DPL, Inc.(a)	78,461,775
2,828,249	Edison International	123,424,786
2,142,585	Entergy Corp.	166,371,725
710,424	FirstEnergy Corp.	40,536,794
1,201,951	Northeast Utilities	27,416,502
3,136,487	PG&E Corp.	131,512,900
3,540,055	PPL Corp.	123,795,723
288,041	Sierra Pacific Resources*	4,248,605
1,162,437	Wisconsin Energy Corp.	49,984,791

		763,067,787

Energy Resources – 5.1%
6,744,145	Range Resources Corp.(c)	188,701,177
2,403,455	Ultra Petroleum Corp.*	119,307,506

		308,008,683

Environmental & Other Services – 1.8%
5,608,926	Allied Waste Industries, Inc.*	57,996,295
1,224,125	Republic Services, Inc.	47,471,567

		105,467,862

Food & Beverage – 1.3%
517,692	Pepsi Bottling Group, Inc.	18,124,397
2,040,800	Smithfield Foods, Inc.*	61,285,224

		79,409,621

Gas Utilities – 1.0%
1,667,278	AGL Resources, Inc.	60,672,246

Grocery – 2.0%
1,746,189	Safeway, Inc.	54,009,626
2,236,139	SUPERVALU, Inc.	63,864,130

		117,873,756

Health Insurance – 1.8%
997,675	Coventry Health Care, Inc.*	54,113,892
1,321,277	Health Net, Inc.*	55,242,591

		109,356,483

Home Products – 2.8%
3,644,347	Newell Rubbermaid, Inc.	98,360,925
1,179,954	The Clorox Co.	70,573,049

		168,933,974

Hotel & Leisure – 1.9%
1,779,297	Harrah’s Entertainment, Inc.	110,956,961

Information Services – 1.4%
7,527,370	BearingPoint, Inc.*	62,928,813
4,354,638	Unisys Corp.*	23,297,313

		86,226,126

Life Insurance – 2.2%
679,080	Assurant, Inc.	34,938,666
1,057,891	Lincoln National Corp.	64,213,984
535,379	Torchmark Corp.	33,305,927

		132,458,577

Media – 0.9%
1,000,511	Lamar Advertising Co.*	52,326,725

Medical Products – 0.6%
1,932,842	PerkinElmer, Inc.	35,622,278

Medical Providers – 0.6%
1,689,774	Apria Healthcare Group, Inc.*	34,454,492

Mining – 0.8%
2,164,675	Commercial Metals Co.	46,735,333

Motor Vehicle – 0.6%
677,790	Autoliv, Inc.	38,308,691

Oil Refining – 2.0%
1,882,730	EOG Resources, Inc.	122,038,559

Oil Services – 1.8%
3,171,305	BJ Services Co.	108,807,475

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Paper & Packaging – 2.5%
1,649,994	MeadWestvaco Corp.	$42,157,347
2,383,208	Packaging Corp. of America	55,147,433
1,562,864	Plum Creek Timber Co., Inc.	54,434,553

		151,739,333

Parts & Equipment – 2.7%
1,125,763	American Standard Companies, Inc.	47,023,121
540,744	Carlisle Cos., Inc.	46,233,612
859,190	Cooper Industries Ltd.	70,350,477

		163,607,210

Property Insurance – 6.4%
1,749,979	AMBAC Financial Group, Inc.	151,530,682
819,684	Everest Re Group Ltd.	77,033,902
1,042,616	PartnerRe Ltd.	67,040,209
828,516	RenaissanceRe Holdings Ltd. Series B	42,668,574
1,096,717	The PMI Group, Inc.	47,422,043

		385,695,410

Publishing – 0.8%
1,251,157	Dow Jones & Co., Inc.(a)	45,066,675

Regional Banks – 5.4%
621,677	City National Corp.	40,906,347
434,977	Commerce Bancshares, Inc.	21,801,047
3,006,866	KeyCorp	110,622,600
518,977	M&T Bank Corp.	63,553,924
1,084,566	Zions Bancorp.	85,669,868

		322,553,786

REITs – 9.3%
2,087,752	Apartment Investment & Management Co.	106,976,413
720,305	Brandywine Realty Trust	23,503,552
1,206,040	Developers Diversified Realty Corp.	65,246,764
3,060,166	Equity Office Properties Trust	113,501,557
985,676	Equity Residential Properties Trust	49,155,662
712,564	Healthcare Realty Trust, Inc.	25,766,314
730,082	Home Properties of New York, Inc.(a)	41,527,064
1,698,599	iStar Financial, Inc.	71,205,270
1,232,649	Liberty Property Trust	59,006,908

		555,889,504

Retail Apparel – 3.1%
2,158,975	J.C. Penney Co., Inc.	136,101,784
2,088,362	Ross Stores, Inc.	51,143,985

		187,245,769

Semiconductors – 0.4%
381,393	Freescale Semiconductor, Inc.*	11,708,765
367,805	National Semiconductor Corp.	8,933,984

		20,642,749

Specialty Financials – 2.6%
689,477	American Capital Strategies Ltd.(a)	26,703,444
1,957,973	CIT Group, Inc.	88,226,264
1,612,146	Eaton Vance Corp.	42,866,962

		157,796,670

Telephone – 0.9%
1,089,181	Embarq Corp.*	51,354,884

Thrifts – 0.9%
3,993,531	Hudson City Bancorp, Inc.	52,155,515

Tobacco – 0.5%
463,242	Reynolds American, Inc.(a)	30,143,157

Transports – 1.9%
2,003,763	Norfolk Southern Corp.	85,620,793
1,285,525	Swift Transportation Co., Inc.*	29,811,325

		115,432,118

Trust/Processors – 1.1%
1,168,818	Northern Trust Corp.	65,442,120

TOTAL COMMON STOCKS
(Cost $5,191,603,788)		$5,795,011,152

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 3.1%

Joint Repurchase Agreement Account II
$186,000,000	5.28%	09/01/2006	$186,000,000
Maturity Value $186,027,285
(Cost $186,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $5,377,603,788)			$5,981,011,152

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value
Securities Lending Collateral – 1.8%

105,691,625	Boston Global Investment Trust – Enhanced Portfolio	$105,691,625
(Cost $105,691,625)

TOTAL INVESTMENTS – 101.6%
(Cost $5,483,295,413)		$6,086,702,777

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%		(93,354,555)

NET ASSETS – 100.0%		$5,993,348,222

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 37.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on September 1, 1996 in Class A Shares (including a maximum sales charge of 5.5%) in the Goldman Sachs Small Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Small Cap Value Fund’s 10 Year Performance
Performance of a $10,000 Investment, Distributions Reinvested September 1, 1996 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced October 22, 1992)
Excluding sales charges	12.33%	11.28%	12.55%	10.01%
Including sales charges	11.87%	10.65%	11.28%	3.95%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	10.64%	10.45%	11.70%	9.21%
Including contingent deferred sales charges	10.64%	10.45%	11.40%	3.79%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	9.50%	n/a	11.66%	9.19%
Including contingent deferred sales charges	9.50%	n/a	11.66%	8.11%

Institutional Class (commenced August 15, 1997)	10.77%	n/a	13.00%	10.45%

Service Class (commenced August 15, 1997)	10.23%	n/a	12.43%	9.88%

GOLDMAN SACHS SMALL CAP VALUE FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 96.9%

Chemical – 3.3%
311,325	Albemarle Corp.	$17,091,743
134,829	American Vanguard Corp.(a)	2,029,176
299,648	KMG Chemicals, Inc.	2,484,082
365,597	Minerals Technologies, Inc.(a)	19,007,388
201,450	NuCo2, Inc.*	5,489,513
252,186	Penford Corp.	3,944,189
680,080	UAP Holding Corp.	14,166,066

		64,212,157

Commercial Services – 0.2%
452,699	The BISYS Group, Inc.*	4,658,273

Computer Hardware – 3.8%
900,199	Brooks Automation, Inc.*	12,512,785
846,700	Emulex Corp.*	14,664,844
135,846	Hutchinson Technology, Inc.*(a)	2,803,862
656,748	Hypercom Corp.*	6,134,026
198,801	Intergraph Corp.*	7,427,205
1,405,958	Premiere Global Services, Inc.*	10,966,472
569,861	Tessera Technologies, Inc.*	18,748,427

		73,257,621

Computer Software – 3.4%
282,727	FileNET Corp.*	9,878,481
735,873	JDA Software Group, Inc.*	12,208,133
376,810	Kanbay International, Inc.*(a)	6,974,753
1,899,802	Lawson Software, Inc.*	12,652,681
122,052	MICROS Systems, Inc.*	5,841,409
128,700	MTS Systems Corp.	4,320,459
941,842	Parametric Technology Corp.*	15,173,075

		67,048,991

Construction – 2.3%
166,071	Beazer Homes USA, Inc.	6,692,661
159,679	Builders FirstSource, Inc.*	2,427,121
743,854	Comfort Systems USA, Inc.	9,692,418
441,398	Goodman Global, Inc.*	5,557,201
497,744	Infrasource Services, Inc.*	8,605,994
46,239	Ryland Group, Inc.(a)	1,973,018
19,920	Texas Industries, Inc.	935,045
38,280	Trex Co., Inc.*(a)	1,030,880
155,881	Watsco, Inc.	6,849,411
90,643	WCI Communities, Inc.*(a)	1,399,528

		45,163,277

Consumer Durables – 1.2%
431,361	Elizabeth Arden, Inc.*	6,267,675
898,500	Prestige Brands Holdings, Inc.*	9,002,970
364,266	Providence Service Corp.*(a)	8,676,816

		23,947,461

Defense/Aerospace – 0.6%
214,427	Ducommun, Inc.*	3,716,032
304,207	EDO Corp.	7,097,149

		10,813,181

Drugs – 0.8%
922,872	Medarex, Inc.*(a)	9,911,645
362,197	Salix Pharmaceuticals Ltd.*	4,857,062

		14,768,707

Electrical Utilities – 3.8%
85,790	CH Energy Group, Inc.	4,214,005
446,232	Cleco Corp.	11,137,951
347,890	Dynegy, Inc.*	2,156,918
1,173,237	El Paso Electric Co.*	28,052,097
53,794	MGE Energy, Inc.	1,808,016
750,825	Sierra Pacific Resources*	11,074,669
24,675	The Empire District Electric Co.	557,655
113,469	Unisource Energy Corp.	3,915,815
438,817	Westar Energy, Inc.	10,702,746

		73,619,872

Electronic Manufacturing Services – 0.9%
302,177	LoJack Corp.*	6,309,456
573,744	MTC Technologies, Inc.*	12,048,624

		18,358,080

Energy Resources – 2.9%
395,057	Delta Petroleum Corp.*(a)	8,256,691
693,655	Parallel Petroleum Corp.*(a)	16,633,847
81,349	Piedmont Natural Gas Co., Inc.(a)	2,120,769
761,902	Range Resources Corp.	21,318,004
239,363	Southwest Gas Corp.	8,066,533

		56,395,844

Energy-Master Limited Partnerships – 0.7%
360,845	Williams Partners LP	12,929,076

Environmental & Other Services – 1.6%
118,123	ITT Educational Services, Inc.*	7,806,749
64,458	LECG Corp.*	1,092,563
259,587	UniFirst Corp.	8,057,581
396,408	Waste Connections, Inc.*	14,575,922

		31,532,815

Food & Beverage – 0.3%
48,930	Delta & Pine Land Co.	1,979,708
141,855	Sanderson Farms, Inc.(a)	4,434,387

		6,414,095

Gas Utilities – 1.3%
351,691	Northwest Natural Gas Co.	13,452,181
240,147	SEMCO Energy, Inc.*	1,407,262
331,964	South Jersey Industries, Inc.	9,623,636

		24,483,079

Home Products – 1.2%
292,958	Helen of Troy Ltd.*	4,971,497
1,442,801	Playtex Products, Inc.*	18,972,833

		23,944,330

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Hotel & Leisure – 1.8%
222,735	Aztar Corp.*	$11,686,906
269,249	Boyd Gaming Corp.	9,736,044
167,903	Isle of Capri Casinos, Inc.*(a)	3,421,863
923,867	K2, Inc.*	10,763,050

		35,607,863

Information Services – 2.1%
518,261	eFunds Corp.*	12,034,021
1,166,416	Insight Enterprises, Inc.*	21,007,152
88,299	MAXIMUS, Inc.	2,350,519
199,544	Resources Connection, Inc.*	4,868,874

		40,260,566

Life Insurance – 0.9%
679,989	American Equity Investment Life Holding Co.	7,867,473
204,407	StanCorp Financial Group, Inc.	9,519,234

		17,386,707

Medical Products – 2.6%
467,049	American Medical Systems Holdings, Inc.*	8,201,381
1,957,129	Encore Medical Corp.*(a)	12,506,054
742,411	PerkinElmer, Inc.	13,682,635
206,903	PSS World Medical, Inc.*	4,013,918
857,322	Symmetry Medical, Inc.*	11,891,056

		50,295,044

Medical Providers – 1.2%
262,139	Amedisys, Inc.*(a)	10,608,765
957,471	Cardiac Science Corp.*	7,267,205
241,069	LHC Group, Inc.*	5,785,656
104,847	Radiologix, Inc.*	398,419

		24,060,045

Mining – 0.7%
583,185	Commercial Metals Co.	12,590,964

Motor Vehicle – 1.4%
577,553	Commercial Vehicle Group, Inc.*	11,331,590
672,611	Tenneco Automotive, Inc.*	15,301,900

		26,633,490

Oil Services – 1.4%
481,286	Geomet, Inc.*(a)	5,173,825
101,653	Hydril Co.*	6,653,189
487,867	Oil States International, Inc.*	15,592,229

		27,419,243

Paper & Packaging – 0.7%
1,840,048	Caraustar Industries, Inc.*(b)	13,929,163

Parts & Equipment – 8.1%
96,134	Actuant Corp.	4,335,644
214,276	Applied Industrial Technologies, Inc.	4,844,780
188,379	Baldor Electric Co.	5,577,902
260,407	Belden CDT, Inc.	9,306,946
271,175	CyberOptics Corp.*	3,544,257
187,678	Franklin Electric Co., Inc.	9,047,956
2,138,767	GrafTech International Ltd.*	11,656,280
285,929	Intermec, Inc.*	8,566,433
471,070	Lydall, Inc.*	4,018,227
48,337	Matthews International Corp.	1,720,797
509,221	Modtech Holdings, Inc.*	2,739,609
480,619	Mueller Industries, Inc.	18,417,320
417,474	Oregon Steel Mills, Inc.*	20,109,723
350,284	RBC Bearings, Inc.*	7,450,541
198,098	Tennant Co.	5,360,532
198,254	Universal Forest Products, Inc.	9,666,865
126,801	W-H Energy Services, Inc.*	6,399,647
1,838,058	Wabash National Corp.(b)	25,346,820

		158,110,279

Property Insurance – 3.8%
222,450	Aspen Insurance Holdings Ltd.	5,501,189
258,574	Donegal Group, Inc.	4,806,891
280,279	National Atlantic Holdings Corp.*	2,906,493
182,705	Navigators Group, Inc.*	8,419,046
147,633	NYMAGIC, Inc.	4,368,460
309,619	ProAssurance Corp.*	15,573,836
626,239	ProCentury Corp.	9,218,238
447,857	Republic Companies Group, Inc.	9,001,926
284,657	RLI Corp.	13,919,727

		73,715,806

Regionals – 11.0%
245,805	Alabama National BanCorporation	16,668,037
180,753	Alliance Bankshares Corp.*	3,060,148
205,571	Berkshire Hills Bancorp, Inc.	7,671,910
633,991	Cardinal Financial Corp.	7,043,640
306,436	Central Pacific Financial Corp.	11,089,919
620,281	Citizens Banking Corp.(a)	15,631,081
116,649	F.N.B. Corp.	1,909,544
1,230,854	First Niagara Financial Group, Inc.	18,413,576
119,807	Glacier Bancorp, Inc.	3,891,331
267,011	IBERIABANK Corp.	15,566,712
21,855	MB Financial, Inc.	806,439
378,010	Midwest Banc Holdings, Inc.(a)	9,060,900
413,833	Millennium Bankshares Corp.	3,641,730
183,769	Nexity Financial Corp.*	2,140,909
770,410	PFF Bancorp, Inc.	27,804,097
416,345	Placer Sierra Bancshares	9,892,357
141,402	Prosperity Bancshares, Inc.	4,988,663
567,853	Signature Bank*	18,653,971

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Regionals – (continued)
187,820	Southcoast Financial Corp.*	$3,831,528
128,920	Summit State Bank	1,775,228
167,468	Texas United Bancshares, Inc.(a)	5,554,914
610,891	The Bancorp, Inc.*	14,239,869
360,231	United Community Banks, Inc.	11,311,253

		214,647,756

REITS – 10.6%
313,548	Acadia Realty Trust	7,725,823
123,403	Agree Realty Corp.	3,987,151
303,531	American Campus Communities, Inc.	7,882,700
329,943	BioMed Realty Trust, Inc.	10,274,425
562,377	Brandywine Realty Trust	18,350,361
479,565	CapitalSource, Inc.	11,653,429
203,079	Cogdell Spencer, Inc.	4,008,779
548,801	Commercial Net Lease Realty	12,205,334
230,520	Digital Realty Trust, Inc.	6,894,853
233,201	Entertainment Properties Trust	11,627,402
290,996	Glenborough Realty Trust, Inc.	7,510,607
213,208	LaSalle Hotel Properties	9,368,360
513,829	Lexington Corporate Properties Trust(a)	10,800,686
1,630,734	MFA Mortgage Investments, Inc.	11,464,060
854,297	Omega Healthcare Investors, Inc.	12,617,967
391,534	Parkway Properties, Inc.	19,192,997
551,218	RAIT Investment Trust	15,423,080
1,019,257	Spirit Finance Corp.	11,568,567
467,416	U-Store-It Trust	9,310,927
331,525	Windrose Medical Properties Trust	5,019,288

		206,886,796

Restaurants – 2.4%
472,247	Applebee’s International, Inc.	9,799,125
314,039	California Pizza Kitchen, Inc.*	8,968,954
343,800	CEC Entertainment, Inc.*	10,960,344
256,290	RARE Hospitality International, Inc.*	7,340,146
172,220	Ruby Tuesday, Inc.	4,446,720
333,988	The Steak N Shake Co.*	5,367,187

		46,882,476

Retail Apparel – 6.1%
816,734	Aaron Rents, Inc.(a)	19,119,743
736,019	Big Lots, Inc.*	13,505,949
830,156	Charming Shoppes, Inc.*(a)	10,924,853
110,219	Christopher & Banks Corp.	2,683,833
113,913	Dress Barn, Inc.*(a)	2,010,564
644,584	Fossil, Inc.*(a)	12,131,071
331,349	Gymboree Corp.*	11,116,759
279,322	Hot Topic, Inc.*	2,759,701
253,558	K-Swiss, Inc.	6,975,381
78,984	Kellwood Co.	2,164,951
235,325	School Specialty, Inc.*(a)	8,408,162
951,167	Select Comfort Corp.*(a)	18,880,665
73,318	Sharper Image Corp.*(a)	694,321
189,835	Tuesday Morning Corp.(a)	2,558,976
173,037	Zale Corp.*	4,628,740

		118,563,669

Semiconductors – 2.7%
1,174,062	Aeroflex, Inc.*	12,233,726
326,994	ATMI, Inc.*	9,440,317
807,579	Entegris, Inc.*	8,770,308
107,052	FormFactor, Inc.*	5,166,329
927,412	Integrated Device Technology, Inc.*	15,979,309

		51,589,989

Specialty Financials – 4.3%
709,697	Accredited Home Lenders Holding Co.*(a)	22,660,625
102,481	Affiliated Managers Group, Inc.*(a)	9,482,567
855,607	Apollo Investment Corp.	17,086,472
495,882	Financial Federal Corp.	12,992,108
298,659	Irwin Financial Corp.	5,686,467
311,652	Knight Capital Group, Inc.*	5,441,444
176,501	Sterling Bancorp.	3,429,411
471,930	Technology Investment Capital Corp.(a)	7,060,073

		83,839,167

Telecom Equipment – 1.2%
431,762	Anixter International, Inc.	23,526,711

Telephone – 1.8%
487,403	Alaska Communications Systems Group, Inc.	6,721,287
491,493	RCN Corp.*	12,714,924
326,006	West Corp.*	15,706,969

		35,143,180

Thrifts – 1.5%
238,059	BankUnited Financial Corp.	6,134,781
624,592	Brookline Bancorp, Inc.(a)	8,338,303
405,619	Fidelity Bankshares, Inc.	15,368,904

		29,841,988

Transports – 1.3%
948,917	AirTran Holdings, Inc.*	10,865,100
162,864	Forward Air Corp.	5,234,449
28,090	Frontier Airlines, Inc.*(a)	194,944
504,164	Heartland Express, Inc.	8,106,957

		24,401,450

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Wireless – 1.0%
422,854	Andrew Corp.*	$3,911,399
2,166,242	Dobson Communications Corp.*(a)	14,882,083

		18,793,482

TOTAL COMMON STOCKS
(Cost $1,533,935,546)		$1,885,672,693

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(c) – 2.9%

Joint Repurchase Agreement Account II
$56,000,000	5.28%	09/01/2006	$56,000,000
Maturity Value: $56,008,215
(Cost $56,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,589,935,546)			$1,941,672,693

Shares	Description	Value
Securities Lending Collateral – 5.7%

110,845,462	Boston Global Investment Trust – Enhanced Portfolio	$110,845,462
(Cost $110,845,462)

TOTAL INVESTMENTS – 105.5%
(Cost $1,700,781,008)		$2,052,518,155

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.5)%		(107,218,589)

NET ASSETS – 100.0%		$1,945,299,566

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 37.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2006, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Large Cap Value	$59,400,000

Growth and Income	25,400,000

Mid Cap Value	186,000,000

Small Cap Value	56,000,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,000,000,000	5.28%	09/01/2006	$3,000,440,000

Barclays Capital PLC	3,000,000,000	5.28	09/01/2006	3,000,440,000

Credit Suisse First Boston LLC	1,400,000,000	5.28	09/01/2006	1,400,205,333

Deutsche Bank Securities, Inc.	1,915,000,000	5.29	09/01/2006	1,915,281,399

Greenwich Capital Markets	300,000,000	5.28	09/01/2006	300,044,000

Merrill Lynch	500,000,000	5.28	09/01/2006	500,073,333

Morgan Stanley & Co.	1,000,000,000	5.28	09/01/2006	1,000,146,667

UBS Securities LLC	2,373,000,000	5.28	09/01/2006	2,373,348,040

Wachovia Capital Markets	250,000,000	5.28	09/01/2006	250,036,667

TOTAL	$13,738,000,000			$13,740,015,439

At August 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 6.35%, due 09/01/2006 to 06/29/2016; Federal Home Loan Mortgage Association, 2.63% to 14.00%, due 01/01/2007 to 09/01/2036; and Federal National Mortgage Association, 0.00% to 14.00%, due 10/01/2006 to 09/01/2036. The aggregate market value of the collateral, including accrued interest, was $13,996,119,280.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statements of Assets and Liabilities
August 31, 2006

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Assets:

Investments in securities, of unaffiliated issuers at value (identified cost $1,189,675,874, $1,017,306,962, $5,228,641,028 and $1,542,105,700, respectively) — including $0, $49,911,437, $103,518,215 and $108,708,435 of securities on loan, respectively	$1,322,318,118	$1,170,469,241	$5,792,309,975	$1,902,396,710
Investment in securities of affiliated issuers, at value (identified cost $0, $0, $148,962,760 and $47,829,846 respectively)	—	—	188,701,177	39,275,983
Securities lending collateral, at value (cost $0, $51,167,925, $105,691,625 and $110,845,462, respectively)	—	51,167,925	105,691,625	110,845,462
Cash	26,812	31,940	72,067	2,943,485
Receivables:
Investment securities sold	65,322	—	15,144,774	14,424,627
Fund shares sold	4,638,469	2,999,444	18,847,744	1,090,647
Dividends and interest	3,265,140	3,307,462	10,235,222	574,015
Securities lending income	126	3,230	34,534	51,548
Foreign tax reclaims, at value	—	29,188	—	—
Other assets	5,572	6,432	30,048	10,850

Total assets	1,330,319,559	1,228,014,862	6,131,067,166	2,071,613,327

Liabilities:

Payables:
Payable upon return of securities loaned	—	51,167,925	105,691,625	110,845,462
Investment securities purchased	28,131,293	—	12,502,577	6,585,892
Fund shares repurchased	2,040,187	2,391,428	13,554,923	6,382,718
Amounts owed to affiliates	1,147,120	1,162,667	5,452,241	2,232,702
Accrued expenses	167,341	213,644	517,578	266,987

Total liabilities	31,485,941	54,935,664	137,718,944	126,313,761

Net Assets:

Paid-in capital	1,120,660,107	968,380,655	5,136,872,683	1,484,085,714
Accumulated undistributed net investment income	7,922,707	4,244,248	17,677,379	6,113,544
Accumulated net realized gain on investment transactions	37,608,560	47,292,016	235,390,796	103,363,161
Net unrealized gain on investments	132,642,244	153,162,279	603,407,364	351,737,147

NET ASSETS	$1,298,833,618	$1,173,079,198	$5,993,348,222	$1,945,299,566

Net Assets:
Class A	$707,319,234	$1,061,063,489	$3,434,752,992	$994,879,744
Class B	24,939,109	64,578,777	206,335,474	83,530,650
Class C	54,909,367	18,834,065	353,613,976	110,107,745
Institutional	506,910,127	27,590,090	1,837,408,397	711,046,352
Service	4,755,781	1,012,777	161,237,383	45,735,075

Shares Outstanding:
Class A	51,268,642	37,292,325	93,225,350	22,649,055
Class B	1,854,968	2,332,108	5,774,581	2,076,506
Class C	4,097,788	682,503	9,955,087	2,739,937
Institutional	36,359,518	957,798	49,414,124	15,662,667
Service	345,893	35,602	4,409,464	1,055,194

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	93,926,809	41,300,336	162,778,606	44,183,359

Net asset value, offering and redemption price per share:(a)
Class A	$13.80	$28.45	$36.84	$43.93
Class B	13.44	27.69	35.73	40.23
Class C	13.40	27.60	35.52	40.19
Institutional	13.94	28.81	37.18	45.40
Service	13.75	28.45	36.57	43.34

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds is $14.60, $30.11, $38.98 and $46.49, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statements of Operations
For the Year Ended August 31, 2006

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Investment income:

Dividends — unaffiliated issuers(a)	$22,111,552	$30,652,567	$82,985,735	$26,762,383
Dividends — affiliated issuers	—	—	298,372	355,224
Interest (including securities lending income of $13,271, $33,738, $191,953 and $769,608, respectively)	1,587,712	926,162	7,753,980	2,880,029

Total income	23,699,264	31,578,729	91,038,087	29,997,636

Expenses:

Management fees	8,109,132	7,560,961	38,909,777	19,809,593
Distribution and Service fees(b)	2,179,060	3,359,686	13,750,265	4,775,146
Transfer Agent fees(b)	1,436,079	2,036,490	7,766,195	2,688,141
Custody and Accounting fees	202,415	196,752	491,542	307,842
Service Share fees	17,266	4,680	616,272	197,778
Printing fees	85,559	86,201	264,986	121,445
Registration fees	99,883	94,057	210,911	109,892
Professional fees	41,160	41,160	45,650	45,650
Trustee fees	15,230	15,230	15,230	15,230
Other	77,313	154,055	453,893	168,316

Total expenses	12,263,097	13,549,272	62,524,721	28,239,033

Less — expense reductions	(30,207)	(60,846)	(815,115)	(66,293)

Net expenses	12,232,890	13,488,426	61,709,606	28,172,740

NET INVESTMENT INCOME	11,466,374	18,090,303	29,328,481	1,824,896

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions — unaffiliated issuers (including commissions recaptured of $208,352, $126,460, $896,806 and $0, respectively)	50,902,226	75,962,963	289,762,622	146,153,499
Net realized gain (loss) from investment transactions — affiliated issuers	—	—	—	(4,249,869)
Net change in unrealized gain on investments	59,478,440	41,654,688	49,502,237	40,498,217

Net realized and unrealized gain on investment transactions	110,380,666	117,617,651	339,264,859	182,401,847

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,847,040	$135,707,954	$368,593,340	$184,226,743

(a)	Foreign taxes withheld on dividends were $62,579, $10,253, and $2,559 for Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Large Cap Value	$1,494,643	$246,051	$438,366	$1,135,929	$46,750	$83,289	$168,730	$1,381
Growth and Income	2,439,320	751,933	168,433	1,853,884	142,867	32,002	7,363	374
Mid Cap Value	7,855,799	2,230,154	3,664,312	5,970,408	423,729	696,219	626,538	49,301
Small Cap Value	2,619,415	957,886	1,197,845	1,990,756	181,998	227,590	271,975	15,822
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statements of Changes in Net Assets

	Large Cap Value Fund		Growth and Income Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005

From operations:

Net investment income	$11,466,374	$8,027,433	$18,090,303	$14,353,686
Net realized gain from investment transactions	50,902,226	73,063,247	75,962,963	68,982,866
Payment by affiliates to reimburse certain security claims	—	—	—	893,155
Net change in unrealized gain on investments	59,478,440	14,674,803	41,654,688	22,063,316

Net increase in net assets resulting from operations	121,847,040	95,765,483	135,707,954	106,293,023

Distributions to shareholders:

From net investment income:
Class A Shares	(3,536,462)	(2,431,764)	(15,459,916)	(10,994,452)
Class B Shares	—	(22,089)	(644,688)	(701,859)
Class C Shares	(40,591)	(36,990)	(149,276)	(104,364)
Institutional Shares	(3,440,770)	(2,582,487)	(352,889)	(196,828)
Service Shares	(18,522)	(3,541)	(13,987)	(15,658)
From net realized gains:
Class A Shares	(39,566,820)	(2,271,434)	—	—
Class B Shares	(1,877,391)	(139,478)	—	—
Class C Shares	(3,034,163)	(128,351)	—	—
Institutional Shares	(25,092,442)	(1,622,741)	—	—
Service Shares	(202,383)	(2,720)	—	—

Total distributions to shareholders	(76,809,544)	(9,241,595)	(16,620,756)	(12,013,161)

From share transactions:

Net proceeds from sales of shares	573,590,981	427,796,464	174,954,300	307,900,081
Proceeds received in connection with mergers	—	61,425,577	—	8,340,631
Reinvestment of dividends and distributions	61,469,072	7,008,749	16,116,266	11,735,043
Cost of shares repurchased	(285,916,261)	(160,017,555)	(190,484,864)	(117,368,089)

Net increase (decrease) in net assets resulting from share transactions	349,143,792	336,213,235	585,702	210,607,666

NET INCREASE (DECREASE)	394,181,288	422,737,123	119,672,900	304,887,528

Net assets:

Beginning of year	904,652,330	481,915,207	1,053,406,298	748,518,770

End of year	$1,298,833,618	$904,652,330	$1,173,079,198	$1,053,406,298

Accumulated undistributed net investment income	$7,922,707	$4,191,858	$4,244,248	$2,354,915

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Mid Cap Value Fund		Small Cap Value Fund

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005

$29,328,481	$13,201,976	$1,824,896	$2,513,568
289,762,622	322,362,179	141,903,630	166,620,224
—	304,300	—	339,459
49,502,237	381,185,485	40,498,217	102,375,774

368,593,340	717,053,940	184,226,743	271,849,025

(10,526,872)	(3,671,900)	—	—
—	—	—	—
—	—	—	—
(9,368,607)	(3,753,499)	—	—
(412,877)	(54,438)	—	—

(188,260,058)	(86,851,401)	(75,728,950)	(63,698,172)
(15,143,751)	(12,288,164)	(8,049,217)	(7,907,495)
(24,343,219)	(9,399,556)	(9,703,113)	(9,053,298)
(89,212,401)	(45,371,052)	(47,119,702)	(28,746,568)
(6,744,123)	(1,393,641)	(2,633,286)	(1,417,611)

(344,011,908)	(162,783,651)	(143,234,268)	(110,823,144)

2,233,949,448	2,799,132,512	482,156,211	715,613,326
—	—	—	32,729,837
303,771,448	145,409,774	128,677,197	97,777,593
(1,211,067,856)	(567,881,856)	(702,069,048)	(525,719,617)

1,326,653,040	2,376,660,430	(91,235,640)	320,401,139

1,351,234,472	2,930,930,719	(50,243,165)	481,427,020

4,642,113,750	1,711,183,031	1,995,542,731	1,514,115,711

$5,993,348,222	$4,642,113,750	$1,945,299,566	$1,995,542,731

$17,677,379	$10,262,025	$6,113,544	$4,460,764

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements
August 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, and Goldman Sachs Small Cap Value Fund (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales loads of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investments companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Goldman Sachs Growth and Income Fund and annually for all other Funds. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or as a tax return of capital.

GOLDMAN SACHS VALUE EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which are recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. These portions of the Funds’ distributions are deemed a return of capital and are generally not taxable to shareholders.
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
G. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as the investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
3. AGREEMENTS (continued)
     GSAM currently receives a Management Fee on a contractual basis at the following rates:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Large Cap Value	0.75%	First $1 Billion
	0.68	Next $1 Billion
	0.65	Over $2 Billion

Growth and Income	0.70	First $1 Billion
	0.63	Next $1 Billion
	0.60	Over $2 Billion

Mid Cap Value	0.75	First $2 Billion
	0.68	Over $2 Billion

Small Cap Value	1.00	First $2 Billion
	0.90	Over $2 Billion

     Prior to December 29, 2005, the contractual Management Fees for the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds as an annual percentage rate of average daily net assets was 0.75%, 0.70%, 0.75% and 1.00%, respectively. For the period of July 1, 2005 through December 28, 2005, GSAM entered into a voluntary fee reduction commitment for the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds in order to achieve the rates in the above table.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the year ended August 31, 2006, the Other Expense limitations of the Large Cap Value, Growth and Income, Mid Cap Value, and the Small Cap Value Funds as an annual percentage rate of average daily net assets were 0.064%, 0.054%, 0.104% and 0.064%, respectively. For the year ended August 31, 2006, GSAM made no reimbursements due to expense limitations to any of the Funds.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each fund’s average daily net assets attributable to Class B and Class C Shares.

GOLDMAN SACHS VALUE EQUITY FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Large Cap Value	$193,800	$300	$—

Growth and Income	569,000	300	—

Mid Cap Value	344,900	1,800	1,000

Small Cap Value	27,100	200	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provides for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     For the year ended August 31, 2006, GSAM has voluntarily agreed to waive certain fees and reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Expense Credits

	Management Fee	Custody	Transfer	Total Expense
Fund	Waiver	Fee	Agent Fee	Reductions

Large Cap Value	$—	$7	$23	$30

Growth and Income	12	7	42	61

Mid Cap Value	644	50	121	815

Small Cap Value	1	10	55	66

     At August 31, 2006, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Large Cap Value	$794	$212	$141	$—	$1,147

Growth and Income	677	293	183	10	1,163

Mid Cap Value	3,545	1,200	707	—	5,452

Small Cap Value	1,642	374	217	—	2,233

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2006, were as follows:

Fund	Purchases	Sales and Maturities

Large Cap Value	$980,100,050	$700,251,451

Growth and Income	554,925,909	545,518,128

Mid Cap Value	3,510,453,352	2,560,225,467

Small Cap Value	888,447,051	1,125,868,788

     For the year ended August 31, 2006, Goldman Sachs earned approximately $134,700, $28,600, $292,100 and $23,000 of brokerage commissions from portfolio transactions, executed on behalf of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
     During the year ended August 31, 2005, GSAM had voluntarily agreed to reimburse the Goldman Sachs Growth and Income, Mid Cap Value and Small Cap Value Funds approximately $893,200, $304,300 and $339,500, respectively, for certain class action settlements in which the Funds were eligible to participate.
     An investment by the Fund of at least 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the 1940 Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust. The following table provides information about the investments by the Goldman Sachs Small Cap Value Fund and Goldman Sachs Mid Cap Value Fund in shares of issuers of which the Trust is an affiliate for the year ended August 31, 2006, including income earned from these affiliated issuers.

		Number of			Number of
		Shares Held	Shares	Shares	Shares Held
		Beginning of Year	Bought	Sold	End of Year	Value at
Name of Affiliated Issuer	Fund	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	End of Year	Income

Caraustar Industries, Inc.	Small Cap Value	1,916	—	76	1,840	$13,929,163	$—

Fox & Hound Restaurant Group*	Small Cap Value	509	—	509	—	—	—

Lionbridge Technologies, Inc.*	Small Cap Value	2,925	—	2,925	—	—	—

Lydall, Inc.*	Small Cap Value	835	—	364	471	4,018,227	—

Radiologix, Inc.*	Small Cap Value	1,503	—	1,398	105	398,419	—

Southcoast Financial Corp.*	Small Cap Value	171	17	—	188	3,831,528	—

Wabash National Corp.	Small Cap Value	1,842	252	256	1,838	25,346,820	355,224

Range Resources Corp.	Mid Cap Value	1,851	4,893	—	6,744	188,701,177	298,372

* As of August 31, 2006, this security no longer represents an affiliated issuer to the Fund.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman

GOLDMAN SACHS VALUE EQUITY FUNDS

5. SECURITIES LENDING (continued)
Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2006, are reported parenthetically under Investment Income on the Statements of Operations.
     The table below details securities lending activity as of, and for the year ended August 31, 2006:

				Earnings Received
			Earnings of BGA	by the Funds	Amount Payable to
		Cash Collateral	Relating to	From Lending to	Goldman Sachs
	Market Value of	Received for	Securities Loaned	Goldman Sachs	Upon Return of
	Securities on Loan	Loans Outstanding	for the year ended	for the year ended	Securities Loaned
Fund	as of August 31, 2006	as of August 31, 2006	August 31, 2006	August 31, 2006	as of August 31, 2006

Large Cap Value	$—	$—	$2,199	$—	$—

Growth and Income	49,911,437	51,167,925	5,370	483	513,500

Mid Cap Value	103,518,215	105,691,625	29,117	10,860	6,606,700

Small Cap Value	108,708,435	110,845,462	125,892	99,444	18,297,250

6. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended August 31, 2006, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended August 31, 2006 was as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Distributions paid from:
Ordinary income	$23,569,206	$16,154,970	$99,120,391	$14,128,020
Net long-term Capital Gains	53,240,338	465,786	244,891,517	129,106,248

Total taxable distributions	$76,809,544	$16,620,756	$344,011,908	$143,234,268

     The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Distributions paid from:
Ordinary income	$5,076,871	$12,013,161	$28,619,505	$10,083,033
Net long-term Capital Gains	4,164,724	—	134,164,146	100,740,111

Total taxable distributions	$9,241,595	$12,013,161	$162,783,651	$110,823,144

     As of August 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Undistributed ordinary income — net	$22,629,578	$—	$37,364,150	$22,569,217
Undistributed long-term capital gains	25,699,233	50,818,570	218,855,895	89,594,579

Total undistributed earnings	$48,328,811	$50,818,570	$256,220,045	$112,163,796
Capital loss carryforward:(1)(2)
Expiring 2010	—	(1,571,147)	—	—
Unrealized gains — net	129,844,700	155,451,120	600,255,494	349,050,056

Total accumulated earnings — net	$178,173,511	$204,698,543	$856,475,539	$461,213,852

[1]	Expiration occurs on August 31 of the year indicated. Due to fund mergers, utilization of these losses may be limited under the Internal Revenue Code.
[2]	The Growth and Income Fund utilized $23,011,079 of capital losses in the current fiscal year.
     At August 31, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Tax Cost	$1,192,473,418	$1,066,186,046	$5,486,447,283	$1,703,468,099

Gross unrealized gain	137,251,471	161,189,841	711,013,043	394,745,462
Gross unrealized loss	(7,406,771)	(5,738,721)	(110,757,549)	(45,695,406)

Net unrealized security gain	$129,844,700	$155,451,120	$600,255,494	$349,050,056

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnership investments.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. These

GOLDMAN SACHS VALUE EQUITY FUNDS

7. TAX INFORMATION (continued)
reclassifications resulted primarily from the difference in the tax treatment of partnership investments and redemptions utilized as distributions.

		Accumulated
		Net Realized	Accumulated
		Gain (Loss) on	Undistributed
		Investment	Net Investment
Fund	Paid-In Capital	Transactions	Income

Large Cap Value	$3,706,238	$(3,007,058)	$(699,180)

Growth and Income	2,227,461	(2,647,247)	419,786

Mid Cap Value	17,536,567	(15,931,796)	(1,604,771)

Small Cap Value	13,277,623	(13,105,507)	(172,116)

8. OTHER MATTERS
Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Golden Oak Value and the Golden Oak Small Cap Value Funds into the Goldman Sachs Large Cap Value and Goldman Sachs Small Cap Value Funds, respectively. The acquisition was completed on September 28, 2004.
     Pursuant to the Agreement, the assets and liabilities of the Golden Oak Value and the Golden Oak Small Cap Value Funds (“Acquired Funds”) Institutional Class and Class A were transferred into the Goldman Sachs Large Cap Value and Goldman Sachs Small Cap Value Funds (“Survivor Funds”) Institutional Class and Class A, respectively, in a tax-free exchange as follows:

	Exchanged Shares	Value of	Acquired Fund’s
	of Survivor	Exchanged	Shares Outstanding
Survivor/Acquired Fund	Issued	Shares	on September 28, 2004

Goldman Sachs Large Cap Value Class A/ Golden Oak Value Class A	504,066	$6,003,614	705,289

Goldman Sachs Large Cap Value Institutional Class/ Golden Oak Value Institutional Class	4,610,585	55,421,963	6,479,508

Goldman Sachs Small Cap Value Class A/ Golden Oak Small Cap Value Class A	168,713	6,856,556	715,037

Goldman Sachs Small Cap Value Institutional Class/ Golden Oak Small Cap Value Institutional Class	623,019	25,873,281	2,675,696

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
8. OTHER MATTERS (continued)
     The following chart shows the Survivor Funds’ and Acquired Funds’ aggregate net assets (immediately before and after the completion of the acquisition ) and the acquired funds’ unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s		Aggregate
	Aggregate	Aggregate	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	Immediately
	before	before	Unrealized	after
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	acquisition

Goldman Sachs Large Cap Value/ Golden Oak Value	$496,303,016	$61,425,577	$4,222,034	$557,728,593

Goldman Sachs Small Cap Value/ Golden Oak Small Cap Value	1,588,484,785	32,729,837	7,232,645	1,621,214,622

     At a meeting held on November 4, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Expedition Equity Income Fund into the Goldman Sachs Growth and Income Fund. The acquisition was completed on February 28, 2005.
     Pursuant to the Agreement, the assets and liabilities of the Expedition Equity Income Fund (“Acquired Fund”) Institutional Class, Class A and Class B were transferred into the Goldman Sachs Growth and Income Fund (“Survivor”) Institutional Class, Class A and Class B, respectively, in a tax-free exchange as follows:

	Exchanged Shares	Value of	Acquired Fund’s
	of Survivor	Exchanged	Shares Outstanding
Survivor/Acquired Fund	Issued	Shares	on February 25, 2005

Goldman Sachs Growth and Income Class A/ Expedition Equity Income Class A	11,042	$282,016	36,029

Goldman Sachs Growth and Income Class B/ Expedition Equity Income Class B	26,027	647,035	83,634

Goldman Sachs Growth and Income Institutional Class/ Expedition Equity Income Institutional Class	286,716	7,411,580	945,467

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Internal Revenue Code.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate
	Aggregate	Aggregate	Acquired	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	Fund’s	Immediately
	before	before	Unrealized	Capital Loss	after
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	Carryforward	acquisition

Goldman Sachs Growth and Income/ Expedition Equity Income	$945,115,028	$8,340,631	$1,424,882	$(7,347,465)	$953,455,659

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Funds, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain

GOLDMAN SACHS VALUE EQUITY FUNDS

8. OTHER MATTERS (continued)
related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FASB 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Large Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	21,417,779	$285,104,810	20,232,385	$258,943,402
Shares issued in connection with merger	—	—	504,066	6,003,614
Shares converted from Class B(a)	60,747	796,180	24,029	310,034
Reinvestment of dividends and distributions	2,907,805	37,045,436	323,625	4,106,793
Shares repurchased	(11,813,897)	(157,098,388)	(7,121,291)	(91,120,228)

	12,572,434	165,848,038	13,962,814	178,243,615

Class B Shares
Shares sold	365,525	4,757,330	729,370	9,108,324
Shares issued in connection with merger	—	—	—	—
Shares converted to Class A(a)	(62,154)	(796,180)	(24,532)	(310,034)
Reinvestment of dividends and distributions	130,284	1,627,246	10,871	135,563
Shares repurchased	(491,994)	(6,357,181)	(281,344)	(3,524,308)

	(58,339)	(768,785)	434,365	5,409,545

Class C Shares
Shares sold	1,701,749	22,114,210	1,755,932	22,034,146
Reinvestment of dividends and distributions	189,928	2,362,710	11,252	139,970
Shares repurchased	(665,437)	(8,628,229)	(162,101)	(2,025,786)

	1,226,240	15,848,691	1,605,083	20,148,330

Institutional Shares
Shares sold	19,432,914	259,017,632	10,509,730	135,151,581
Shares issued in connection with merger	—	—	4,610,585	55,421,963
Reinvestment of dividends and distributions	1,579,949	20,286,547	205,576	2,625,219
Shares repurchased	(8,408,587)	(113,147,128)	(4,875,272)	(63,050,030)

	12,604,276	166,157,051	10,450,619	130,148,733

Service Shares
Shares sold	197,147	2,596,999	200,071	2,559,011
Reinvestment of dividends and distributions	11,576	147,133	95	1,204
Shares repurchased	(51,525)	(685,335)	(22,813)	(297,203)

	157,198	2,058,797	177,353	2,263,012

NET INCREASE	26,501,809	$349,143,792	26,630,234	$336,213,235

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Growth and Income Fund

	For the Year Ended		For the Year Ended
	August 31, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,591,288	$148,554,840	11,218,549	$277,092,419
Shares issued in connection with merger	—	—	11,042	282,016
Shares converted from Class B(a)	543,064	14,269,323	302,000	7,525,820
Reinvestment of dividends and distributions	576,587	15,221,413	444,288	10,858,777
Shares repurchased	(5,608,258)	(148,875,593)	(3,637,580)	(89,762,636)

	1,102,681	29,169,983	8,338,299	205,996,396

Class B Shares
Shares sold	262,476	6,796,360	709,246	17,038,996
Shares issued in connection with merger	—	—	26,027	647,035
Shares converted to Class A(a)	(558,151)	(14,269,323)	(310,397)	(7,525,820)
Reinvestment of dividends and distributions	23,587	605,305	27,307	647,810
Shares repurchased	(1,115,800)	(28,608,415)	(924,545)	(22,263,938)

	(1,387,888)	(35,476,073)	(472,362)	(11,455,917)

Class C Shares
Shares sold	187,861	4,874,981	232,581	5,594,367
Reinvestment of dividends and distributions	5,392	138,440	4,074	96,674
Shares repurchased	(162,329)	(4,167,357)	(132,553)	(3,194,373)

	30,924	846,064	104,102	2,496,668

Institutional Shares
Shares sold	528,256	14,590,234	321,372	8,052,481
Shares issued in connection with merger	—	—	286,716	7,411,580
Reinvestment of dividends and distributions	5,171	138,042	4,775	118,497
Shares repurchased	(319,227)	(8,518,014)	(70,523)	(1,755,275)

	214,200	6,210,262	542,340	13,827,283

Service Shares
Shares sold	5,157	137,885	4,972	121,818
Reinvestment of dividends and distributions	495	13,066	545	13,285
Shares repurchased	(12,455)	(315,485)	(15,764)	(391,867)

	(6,803)	(164,534)	(10,247)	(256,764)

NET INCREASE (DECREASE)	(46,886)	$585,702	8,502,132	$210,607,666

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Mid Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	36,674,105	$1,333,084,001	52,847,603	$1,793,159,144
Shares issued in connection with merger	—	—	—	—
Shares converted from Class B(a)	227,195	8,201,866	53,927	1,820,499
Reinvestment of dividends and distributions	5,283,824	184,616,980	2,623,925	84,779,024
Shares repurchased	(22,570,606)	(819,958,649)	(11,604,909)	(396,640,773)

	19,614,518	705,944,198	43,920,546	1,483,117,894

Class B Shares
Shares sold	264,943	9,337,542	2,091,588	68,393,484
Shares issued in connection with merger	—	—	—	—
Shares converted to Class A(a)	(233,381)	(8,201,866)	(55,102)	(1,820,499)
Reinvestment of dividends and distributions	394,639	13,445,348	344,970	10,928,664
Shares repurchased	(1,169,693)	(41,283,387)	(776,811)	(25,863,761)

	(743,492)	(26,702,363)	1,604,645	51,637,888

Class C Shares
Shares sold	1,359,257	47,644,083	7,459,399	244,851,759
Reinvestment of dividends and distributions	515,537	17,461,267	254,402	8,016,205
Shares repurchased	(2,007,961)	(70,594,195)	(817,201)	(27,404,360)

	(133,167)	(5,488,845)	6,896,600	225,463,604

Institutional Shares
Shares sold	20,085,253	736,002,642	18,323,540	627,237,233
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	2,362,543	83,067,008	1,246,311	40,467,725
Shares repurchased	(6,748,840)	(247,345,508)	(3,188,852)	(109,798,492)

	15,698,956	571,724,142	16,380,999	557,906,466

Service Shares
Shares sold	2,984,368	107,881,180	1,906,377	65,490,892
Reinvestment of dividends and distributions	149,304	5,180,845	37,890	1,218,156
Shares repurchased	(884,945)	(31,886,117)	(239,765)	(8,174,470)

	2,248,727	81,175,908	1,704,502	58,534,578

NET INCREASE	36,685,542	$1,326,653,040	70,507,292	$2,376,660,430

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Small Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,355,290	$230,947,459	7,878,912	$326,096,886
Shares issued in connection with merger	—	—	168,713	6,856,556
Shares converted from Class B(a)	155,658	6,604,037	63,190	2,583,337
Reinvestment of dividends and distributions	1,739,168	71,531,985	1,425,983	58,836,071
Shares repurchased	(9,477,869)	(406,482,472)	(8,108,006)	(334,596,469)

	(2,227,753)	(97,398,991)	1,428,792	59,776,381

Class B Shares
Shares sold	34,997	1,381,089	74,259	2,905,391
Shares converted to Class A(a)	(168,887)	(6,604,037)	(67,862)	(2,583,337)
Reinvestment of dividends and distributions	190,890	7,228,989	185,044	7,126,040
Shares repurchased	(665,214)	(26,287,458)	(603,785)	(23,156,746)

	(608,214)	(24,281,417)	(412,344)	(15,708,652)

Class C Shares
Shares sold	169,909	6,694,970	301,803	11,673,874
Reinvestment of dividends and distributions	213,286	8,070,758	200,068	7,698,671
Shares repurchased	(891,583)	(35,311,240)	(716,344)	(27,464,729)

	(508,388)	(20,545,512)	(214,473)	(8,092,184)

Institutional Shares
Shares sold	4,923,661	219,630,302	8,456,068	358,127,438
Shares issued in connection with merger	—	—	623,019	25,873,281
Reinvestment of dividends and distributions	927,827	39,330,586	539,413	22,795,589
Shares repurchased	(4,999,097)	(221,174,093)	(3,112,224)	(132,894,806)

	852,391	37,786,795	6,506,276	273,901,502

Service Shares
Shares sold	546,948	23,502,391	408,644	16,809,737
Reinvestment of dividends and distributions	61,912	2,514,879	32,367	1,321,222
Shares repurchased	(300,661)	(12,813,785)	(186,261)	(7,606,867)

	308,199	13,203,485	254,750	10,524,092

NET INCREASE (DECREASE)	(2,183,765)	$(91,235,640)	7,563,001	$320,401,139

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$13.40	$0.12		$1.36	$1.48	$(0.09)	$(0.99)	$(1.08)
2006 - B	13.09	0.02		1.32	1.34	—	(0.99)	(0.99)
2006 - C	13.06	0.03		1.31	1.34	(0.01)	(0.99)	(1.00)
2006 - Institutional	13.52	0.18		1.37	1.55	(0.14)	(0.99)	(1.13)
2006 - Service	13.37	0.11		1.35	1.46	(0.09)	(0.99)	(1.08)

2005 - A	11.80	0.13	(c)	1.65	1.78	(0.09)	(0.09)	(0.18)
2005 - B	11.54	0.04	(c)	1.61	1.65	(0.01)	(0.09)	(0.10)
2005 - C	11.53	0.03	(c)	1.61	1.64	(0.02)	(0.09)	(0.11)
2005 - Institutional	11.90	0.19	(c)	1.66	1.85	(0.14)	(0.09)	(0.23)
2005 - Service	11.80	0.12	(c)	1.65	1.77	(0.11)	(0.09)	(0.20)

2004 - A	9.86	0.08		1.95	2.03	(0.09)	—	(0.09)
2004 - B	9.66	—	(d)	1.91	1.91	(0.03)	—	(0.03)
2004 - C	9.67	—	(d)	1.90	1.90	(0.04)	—	(0.04)
2004 - Institutional	9.95	0.12		1.96	2.08	(0.13)	—	(0.13)
2004 - Service	9.91	0.06		1.96	2.02	(0.13)	—	(0.13)

2003 - A	9.24	0.08		0.63	0.71	(0.09)	—	(0.09)
2003 - B	9.11	0.01		0.61	0.62	(0.07)	—	(0.07)
2003 - C	9.11	0.01		0.62	0.63	(0.07)	—	(0.07)
2003 - Institutional	9.29	0.12		0.64	0.76	(0.10)	—	(0.10)
2003 - Service	9.29	0.08		0.63	0.71	(0.09)	—	(0.09)

2002 - A	10.21	0.08		(1.01)	(0.93)	(0.04)	—	(0.04)
2002 - B	10.10	—	(d)	(0.99)	(0.99)	—	—	—
2002 - C	10.10	—	(d)	(0.99)	(0.99)	—	—	—
2002 - Institutional	10.24	0.12		(1.01)	(0.89)	(0.06)	—	(0.06)
2002 - Service	10.23	0.08		(1.00)	(0.92)	(0.02)	—	(0.02)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.21% of average net assets.
(d)	Less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$13.80	11.67%	$707,319	1.23%	0.94%		1.23%	0.94%		66%
13.44	10.78	24,939	1.98	0.17		1.98	0.17		66
13.40	10.85	54,910	1.98	0.19		1.98	0.19		66
13.94	12.12	506,910	0.83	1.35		0.83	1.35		66
13.75	11.56	4,756	1.33	0.86		1.33	0.86		66

13.40	15.16	518,376	1.25	1.03	(c)	1.26	1.02	(c)	70
13.09	14.35	25,040	2.00	0.29	(c)	2.01	0.28	(c)	70
13.06	14.28	37,503	2.00	0.25	(c)	2.01	0.24	(c)	70
13.52	15.61	321,210	0.85	1.45	(c)	0.86	1.44	(c)	70
13.37	15.08	2,523	1.35	0.87	(c)	1.36	0.86	(c)	70

11.80	20.71	291,795	1.25	0.68		1.28	0.65		72
11.54	19.76	17,069	2.00	(0.07)		2.03	(0.10)		72
11.53	19.74	14,601	2.00	(0.07)		2.03	(0.10)		72
11.90	21.07	158,316	0.85	1.07		0.88	1.04		72
11.80	20.51	134	1.35	0.48		1.38	0.45		72

9.86	7.77	224,605	1.26	0.91		1.30	0.87		78
9.66	6.92	13,740	2.01	0.16		2.05	0.12		78
9.67	7.03	10,417	2.01	0.15		2.05	0.11		78
9.95	8.27	96,895	0.86	1.31		0.90	1.27		78
9.91	7.74	2	1.36	0.82		1.40	0.78		78

9.24	(9.12)	232,501	1.26	0.80		1.32	0.74		91
9.11	(9.80)	11,772	2.01	0.04		2.07	(0.02)		91
9.11	(9.80)	4,420	2.01	0.05		2.07	(0.01)		91
9.29	(8.73)	78,146	0.86	1.19		0.92	1.13		91
9.29	(9.03)	1	1.36	0.84		1.42	0.78		91

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distributions
		investment operations					to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	Net asset
	beginning	investment		and unrealized		investment	investment	value, end
Year - Share Class	of year	income(a)		gain (loss)		operations	income	of year

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$25.55	$0.46		$2.86		$3.32	$(0.42)	$28.45
2006 - B	24.86	0.24		2.82		3.06	(0.23)	27.69
2006 - C	24.78	0.25		2.80		3.05	(0.23)	27.60
2006 - Institutional	25.86	0.57		2.91		3.48	(0.53)	28.81
2006 - Service	25.54	0.42		2.88		3.30	(0.39)	28.45

2005 - A	22.88	0.41	(c)	2.61	(d)	3.02	(0.35)	25.55
2005 - B	22.27	0.22	(c)	2.54	(d)	2.76	(0.17)	24.86
2005 - C	22.21	0.22	(c)	2.53	(d)	2.75	(0.18)	24.78
2005 - Institutional	23.15	0.52	(c)	2.63	(d)	3.15	(0.44)	25.86
2005 - Service	22.87	0.38	(c)	2.61	(d)	2.99	(0.32)	25.54

2004 - A	19.22	0.22		3.67		3.89	(0.23)	22.88
2004 - B	18.72	0.05		3.58		3.63	(0.08)	22.27
2004 - C	18.67	0.05		3.57		3.62	(0.08)	22.21
2004 - Institutional	19.44	0.31		3.72		4.03	(0.32)	23.15
2004 - Service	19.19	0.19		3.68		3.87	(0.19)	22.87

2003 - A	18.01	0.25		1.21		1.46	(0.25)	19.22
2003 - B	17.55	0.12		1.17		1.29	(0.12)	18.72
2003 - C	17.51	0.12		1.16		1.28	(0.12)	18.67
2003 - Institutional	18.22	0.33		1.21		1.54	(0.32)	19.44
2003 - Service	17.98	0.23		1.21		1.44	(0.23)	19.19

2002 - A	19.66	0.18		(1.69)		(1.51)	(0.14)	18.01
2002 - B	19.23	0.04		(1.65)		(1.61)	(0.07)	17.55
2002 - C	19.19	0.04		(1.65)		(1.61)	(0.07)	17.51
2002 - Institutional	19.84	0.22		(1.66)		(1.44)	(0.18)	18.22
2002 - Service	19.63	0.16		(1.68)		(1.52)	(0.13)	17.98

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.20% of average net assets.
(d)	Reflects an increase of $0.02 due to payments by affiliates during the period to reimburse certain security claims.
(e)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.33%, 12.45%, 12.45%, 13.78% and 13.20% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

					Ratios assuming no
					expense reductions

			Ratio of		Ratio of	Ratio of
	Net assets,	Ratio of	net investment		total	net investment
	end of	net expenses	income		expenses	income		Portfolio
Total	year	to average	to average		to average	to average		turnover
return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

13.14%	$1,061,063	1.18%	1.72%		1.19%	1.72%		51%
12.36	64,579	1.93	0.93		1.94	0.93		51
12.33	18,834	1.93	0.97		1.94	0.97		51
13.62	27,590	0.78	2.14		0.79	2.14		51
13.06	1,013	1.28	1.59		1.29	1.59		51

13.37 (e)	924,479	1.19	1.65	(c)	1.21	1.63	(c)	45
12.50 (e)	92,469	1.94	0.91	(c)	1.96	0.89	(c)	45
12.49 (e)	16,149	1.94	0.89	(c)	1.96	0.87	(c)	45
13.83 (e)	19,226	0.79	1.94	(c)	0.81	1.92	(c)	45
13.24 (e)	1,083	1.29	1.57	(c)	1.31	1.55	(c)	45

20.27	637,130	1.19	1.02		1.21	1.00		54
19.38	93,367	1.94	0.27		1.96	0.25		54
19.40	12,159	1.94	0.27		1.96	0.25		54
20.75	4,659	0.79	1.43		0.81	1.41		54
20.14	1,204	1.29	0.94		1.31	0.92		54

8.25	401,439	1.20	1.42		1.24	1.38		55
7.43	81,765	1.95	0.68		1.99	0.64		55
7.39	9,661	1.95	0.68		1.99	0.64		55
8.63	3,615	0.80	1.83		0.84	1.79		55
8.14	2,191	1.30	1.33		1.34	1.29		55

(7.74)	291,151	1.20	0.95		1.22	0.93		89
(8.42)	76,772	1.95	0.19		1.97	0.17		89
(8.42)	9,336	1.95	0.21		1.97	0.19		89
(7.36)	4,539	0.80	1.12		0.82	1.10		89
(7.80)	3,819	1.30	0.83		1.32	0.81		89

GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$36.88	$0.18	$2.30	$2.48	$(0.13)	$(2.39)	$(2.52)
2006 - B	35.96	(0.09)	2.25	2.16	—	(2.39)	(2.39)
2006 - C	35.76	(0.09)	2.24	2.15	—	(2.39)	(2.39)
2006 - Institutional	37.17	0.33	2.32	2.65	(0.25)	(2.39)	(2.64)
2006 - Service	36.67	0.15	2.29	2.44	(0.15)	(2.39)	(2.54)

2005 - A	30.82	0.15	8.36	8.51	(0.10)	(2.35)	(2.45)
2005 - B	30.23	(0.11)	8.19	8.08	—	(2.35)	(2.35)
2005 - C	30.08	(0.11)	8.14	8.03	—	(2.35)	(2.35)
2005 - Institutional	31.01	0.29	8.41	8.70	(0.19)	(2.35)	(2.54)
2005 - Service	30.68	0.12	8.31	8.43	(0.09)	(2.35)	(2.44)

2004 - A	25.37	0.11	5.51	5.62	(0.17)	—	(0.17)
2004 - B	24.92	(0.11)	5.42	5.31	—	—	—
2004 - C	24.81	(0.11)	5.40	5.29	(0.02)	—	(0.02)
2004 - Institutional	25.49	0.23	5.53	5.76	(0.24)	—	(0.24)
2004 - Service	25.26	0.09	5.51	5.60	(0.18)	—	(0.18)

2003 - A	24.17	0.19	1.65	1.84	(0.14)	(0.50)	(0.64)
2003 - B	23.80	0.02	1.62	1.64	(0.02)	(0.50)	(0.52)
2003 - C	23.73	0.02	1.60	1.62	(0.04)	(0.50)	(0.54)
2003 - Institutional	24.24	0.29	1.66	1.95	(0.20)	(0.50)	(0.70)
2003 - Service	24.12	0.17	1.65	1.82	(0.18)	(0.50)	(0.68)

2002 - A	24.34	0.18	0.45	0.63	(0.18)	(0.62)	(0.80)
2002 - B	24.01	(0.01)	0.45	0.44	(0.03)	(0.62)	(0.65)
2002 - C	23.98	(0.01)	0.45	0.44	(0.07)	(0.62)	(0.69)
2002 - Institutional	24.35	0.27	0.45	0.72	(0.21)	(0.62)	(0.83)
2002 - Service	24.14	0.16	0.44	0.60	—	(0.62)	(0.62)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$36.84	7.14%	$3,434,753	1.17%	0.51%	1.19%	0.49%	49%
35.73	6.34	206,336	1.92	(0.25)	1.94	(0.27)	49
35.52	6.35	353,614	1.92	(0.25)	1.94	(0.27)	49
37.18	7.58	1,837,408	0.77	0.91	0.79	0.90	49
36.57	7.05	161,237	1.27	0.42	1.29	0.41	49

36.88	28.68	2,714,610	1.22	0.43	1.23	0.42	58
35.96	27.76	234,405	1.97	(0.34)	1.98	(0.35)	58
35.76	27.73	360,806	1.97	(0.31)	1.98	(0.32)	58
37.17	29.20	1,253,069	0.82	0.82	0.83	0.81	58
36.67	28.55	79,224	1.32	0.35	1.33	0.34	58

30.82	22.24	915,091	1.24	0.37	1.24	0.37	71
30.23	21.31	148,555	1.99	(0.38)	1.99	(0.38)	71
30.08	21.35	96,007	1.99	(0.37)	1.99	(0.37)	71
31.01	22.71	537,533	0.84	0.78	0.84	0.78	71
30.68	22.27	13,997	1.34	0.30	1.34	0.30	71

25.37	7.88	504,693	1.25	0.83	1.25	0.83	80
24.92	7.09	110,569	2.00	0.09	2.00	0.09	80
24.81	7.07	53,835	2.00	0.09	2.00	0.09	80
25.49	8.34	330,827	0.85	1.24	0.85	1.24	80
25.26	7.83	3,008	1.35	0.72	1.35	0.72	80

24.17	2.67	342,976	1.27	0.72	1.27	0.72	92
23.80	1.90	89,434	2.02	(0.04)	2.02	(0.04)	92
23.73	1.87	39,498	2.02	(0.03)	2.02	(0.03)	92
24.24	3.05	318,916	0.87	1.11	0.87	1.11	92
24.12	2.55	921	1.37	0.63	1.37	0.63	92

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net	Net realized		Total from	From net	From net
	beginning	investment	and unrealized		investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)		operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$43.07	$0.02	$4.07		$4.09	$—	$(3.23)	$(3.23)
2006 - B	39.98	(0.28)	3.76		3.48	—	(3.23)	(3.23)
2006 - C	39.95	(0.28)	3.75		3.47	—	(3.23)	(3.23)
2006 - Institutional	44.24	0.19	4.20		4.39	—	(3.23)	(3.23)
2006 - Service	42.58	(0.04)	4.03		3.99	—	(3.23)	(3.23)

2005 - A	39.25	0.06	6.39	(d)	6.45	—	(2.63)	(2.63)
2005 - B	36.86	(0.23)	5.98	(d)	5.75	—	(2.63)	(2.63)
2005 - C	36.84	(0.23)	5.97	(d)	5.74	—	(2.63)	(2.63)
2005 - Institutional	40.09	0.20	6.58	(d)	6.78	—	(2.63)	(2.63)
2005 - Service	38.86	— (c)	6.35	(d)	6.35	—	(2.63)	(2.63)

2004 - A	33.77	(0.16)	6.29		6.13	—	(0.65)	(0.65)
2004 - B	31.99	(0.43)	5.95		5.52	—	(0.65)	(0.65)
2004 - C	31.96	(0.43)	5.96		5.53	—	(0.65)	(0.65)
2004 - Institutional	34.35	(0.01)	6.40		6.39	—	(0.65)	(0.65)
2004 - Service	33.48	(0.21)	6.24		6.03	—	(0.65)	(0.65)

2003 - A	27.79	— (c)	6.03		6.03	(0.02)	(0.03)	(0.05)
2003 - B	26.50	(0.19)	5.71		5.52	—	(0.03)	(0.03)
2003 - C	26.48	(0.20)	5.71		5.51	—	(0.03)	(0.03)
2003 - Institutional	28.25	0.12	6.13		6.25	(0.12)	(0.03)	(0.15)
2003 - Service	27.56	(0.02)	5.97		5.95	—	(0.03)	(0.03)

2002 - A	28.55	0.09	(0.76)		(0.67)	(0.09)	—	(0.09)
2002 - B	27.35	(0.12)	(0.73)		(0.85)	—	—	—
2002 - C	27.38	(0.13)	(0.77)		(0.90)	—	—	—
2002 - Institutional	28.98	0.21	(0.76)		(0.55)	(0.18)	—	(0.18)
2002 - Service	28.43	0.05	(0.74)		(0.69)	(0.18)	—	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
(e)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 16.71%, 15.85%, 15.83%, 17.20% and 16.61% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$43.93	10.01%	$994,880	1.47%	0.04%	1.48%	0.04%	46%
40.23	9.21	83,531	2.22	(0.70)	2.23	(0.70)	46
40.19	9.19	110,108	2.22	(0.70)	2.23	(0.71)	46
45.40	10.45	711,046	1.07	0.43	1.08	0.43	46
43.34	9.88	45,735	1.58	(0.10)	1.58	(0.10)	46

43.07	16.73 (e)	1,071,447	1.48	0.14	1.48	0.14	48
39.98	15.88 (e)	107,342	2.23	(0.59)	2.23	(0.59)	48
39.95	15.86 (e)	129,767	2.23	(0.60)	2.23	(0.60)	48
44.24	17.23 (e)	655,181	1.08	0.48	1.08	0.48	48
42.58	16.64 (e)	31,806	1.58	—	1.58	—	48

39.25	18.30	920,309	1.49	(0.43)	1.49	(0.43)	57
36.86	17.40	114,169	2.24	(1.17)	2.24	(1.17)	57
36.84	17.45	127,560	2.24	(1.18)	2.24	(1.18)	57
40.09	18.76	332,947	1.09	(0.04)	1.09	(0.04)	57
38.86	18.16	19,131	1.59	(0.55)	1.59	(0.55)	57

33.77	21.75	592,863	1.51	0.01	1.52	—	58
31.99	20.84	93,528	2.26	(0.71)	2.27	(0.72)	58
31.96	20.82	76,112	2.26	(0.74)	2.27	(0.75)	58
34.35	22.22	117,968	1.11	0.43	1.12	0.42	58
33.48	21.60	4,100	1.61	(0.09)	1.62	(0.10)	58

27.79	(2.34)	372,900	1.51	0.32	1.53	0.30	75
26.50	(3.11)	76,494	2.26	(0.43)	2.28	(0.45)	75
26.48	(3.29)	46,416	2.26	(0.46)	2.28	(0.48)	75
28.25	(1.91)	90,177	1.11	0.71	1.13	0.69	75
27.56	(2.43)	3,326	1.61	0.17	1.63	0.15	75

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — Value Equity Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs Small Cap Value Fund, (collectively “the Value Equity Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Value Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 27, 2006

GOLDMAN SACHS VALUE EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2006
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 through August 31, 2006.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Value Fund				Growth and Income Fund				Mid Cap Value Fund				Small Cap Value Fund

				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/06	8/31/06		8/31/06*	3/1/06	8/31/06		8/31/06*	3/1/06	8/31/06		8/31/06*	3/1/06	8/31/06		8/31/06*

Class A
Actual	$1,000.00	$1,054.20		$6.32	$1,000.00	$1,072.30		$6.16	$1,000.00	$1,014.60		$5.94	$1,000.00	$1,007.80		$7.44
Hypothetical 5% return	1,000.00	1,019.06	+	6.21	1,000.00	1,019.26	+	6.01	1,000.00	1,019.31	+	5.96	1,000.00	1,017.80	+	7.48

Class B
Actual	1,000.00	1,049.20		10.18	1,000.00	1,068.70		10.06	1,000.00	1,011.00		9.73	1,000.00	1,004.20		11.21
Hypothetical 5% return	1,000.00	1,015.27	+	10.01	1,000.00	1,015.48	+	9.80	1,000.00	1,015.53	+	9.75	1,000.00	1,014.01	+	11.27

Class C
Actual	1,000.00	1,050.20		10.18	1,000.00	1,068.50		10.06	1,000.00	1,010.80		9.73	1,000.00	1,004.00		11.21
Hypothetical 5% return	1,000.00	1,015.27	+	10.01	1,000.00	1,015.48	+	9.80	1,000.00	1,015.53	+	9.75	1,000.00	1,014.01	+	11.27

Institutional
Actual	1,000.00	1,056.10		4.25	1,000.00	1,074.60		4.08	1,000.00	1,016.70		3.91	1,000.00	1,009.80		5.42
Hypothetical 5% return	1,000.00	1,021.07	+	4.18	1,000.00	1,021.27	+	3.97	1,000.00	1,021.32	+	3.92	1,000.00	1,019.81	+	5.45

Service
Actual	1,000.00	1,052.80		6.83	1,000.00	1,071.80		6.68	1,000.00	1,014.40		6.45	1,000.00	1,007.20		7.99
Hypothetical 5% return	1,000.00	1,018.55	+	6.72	1,000.00	1,018.75	+	6.51	1,000.00	1,018.80	+	6.46	1,000.00	1,017.24	+	8.03

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. The expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Large Cap Value	1.22%	1.97%	1.97%	0.82%	1.32%
Growth and Income	1.18	1.93	1.93	0.78	1.28
Mid Cap Value	1.17	1.92	1.92	0.77	1.27
Small Cap Value	1.47	2.22	2.22	1.07	1.58

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 15, 2006 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 15, 2005, February 8, 2006 and May 10, 2006. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the breakpoints implemented in 2005 for the fees payable by the Funds under the Management Agreement; (e) the relative expense levels of the Funds; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) the Investment Adviser’s profitability with respect to the Trust and the Funds; (h) the quality of the non-advisory services provided to the Funds; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (j) an evaluation of the Trustees’ contract review process provided by an outside third party; and (k) information on the processes followed by the third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services: (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Funds’ investment performance, fees and expenses, including the Funds’ expense trends over time and the breakpoints in the contractual fee rates under the Management Agreement that were approved in 2005.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to the Funds’ portfolio turnover rates, revenue sharing by the Investment Adviser, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for all of the Funds was approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Fund separately.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who had invested in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and the broad range of other investment choices that, are available to those investors.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on the Funds’ investment performance was provided for one, three, five and ten (where applicable) year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective quality and risk profiles. In addition, the Trustees considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees considered the substantial improvement in the investment performance of the Funds since the change in portfolio team management in 1999. The Trustees believed that since the restructuring of the portfolio management team in 1999, the Funds had been providing investment performance within a competitive range for long-term investors.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that were approved in 2005, which had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Large Cap Value Fund	0.75%	First $	1 Billion
	0.68	Next $	1 Billion
	0.65	Over $	2 Billion

Growth and Income Fund	0.70	First $	1 Billion
	0.63	Next $	1 Billion
	0.60	Over $	2 Billion

Mid Cap Value Fund	0.75	First $	2 Billion
	0.68	Over $	2 Billion

Small Cap Value Fund	1.00	First $	2 Billion
	0.90	Over $	2 Billion

In approving these new fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2006, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage commissions and that a brokerage recapture program had been established for the Funds. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Advisor’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS VALUE EQUITY FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS VALUE EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Leaning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*Kaysie P. Uniacke Age: 45	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	77	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

			Trustee — Gettysburg College

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

GOLDMAN SACHS VALUE EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS VALUE EQUITY FUNDS

Goldman Sachs Trust — Value Equity Funds — Tax Information (Unaudited)

For the year ended August 31, 2006, 57.14%, 100%, 46.30%, and 100% of the dividends paid from net investment company taxable income by the Large Cap Value Fund, Growth and Income Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value, Growth and Income, Mid Cap Value, and Small Cap Value Funds designate $55,334,694, $2,693,247, $259,471,831, and $140,128,332, respectively, as capital gain dividends paid during the year ended August 31, 2006. Of the amounts designated by the Large Cap Value, Growth and Income, Mid Cap Value, and Small Cap Value Funds, $55,296,189, $2,693,247, $258,638,640, and $139,831,118, respectively, are taxed at a maximum rate of 15% while the balance is taxed at a maximum rate of 25%.

For the year ended August 31, 2006, the Large Cap Value, Growth and Income, Mid Cap Value, and Small Cap Value Funds designate 61.94%, 100%, 50.37%, and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $582.1 billion in assets under management as of June 30, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Structured U.S. Equity Fund[2] ▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Value Fund[2] ▪  Structured Large Cap Growth Fund[2] ▪  Growth and Income Fund
▪  Large Cap Value Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪ Structured Small Cap Equity Fund[2] ▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund[2] ▪  Structured International Equity Flex Fund
▪  International Equity Fund
▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] ▪  Asset Allocation Portfolios
▪  Balanced Fund

Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
The Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.
The Large Cap Value, Mid Cap Value and Small Cap Value Funds may invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.
The Large Cap Value Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1568	VALUEAR / 320.8K/ 10-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates
Table 1 – Items 4(a) -4(d)

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$733,788	$427,000	Financial statement audits

Audit-Related Fees

• PwC	$195,000	$234,400	Other attest services

Tax Fees

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2006	2005	Description of Services Rendered
Audit-Related Fees

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$94,130	$18,325	Audit related time borne by the funds’ adviser

All Other Fees

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$18,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for GSAM LP and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $476,400 and $410,800 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2005 and November 26, 2004 were approximately $5.2 million and $3.9 million, respectively. With regard to the aggregate non-audit fees billed to GST adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0  million and $34.5 million, respectively. With regard to the aggregate non-audit fees billed to GST's adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

Items 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 9, 2006